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                                                              EXHIBIT 10.75

                           FIRST AMENDMENT AGREEMENT

         This First Amendment Agreement dated as of November 21, 1994 ("Amendment") is by and among Union Texas Petroleum Holdings Inc., a Delaware corporation ("Company"), the Banks and Co-Agents party to the Agreement (defined below) and NationsBank of Texas, N.A., as Agent ("Agent"). In consideration of the mutual covenants contained herein, the Company, the Banks, the Co-Agents and the Agent agree as set forth herein.

         1. Amendments to Credit Agreement. The Amended and Restated Credit Agreement dated as of May 13, 1994 ("Agreement") among the Company, the Banks, the Co-Agents and the Agent, is hereby amended as follows:

                 1.1. Section 1.01. The following respective definitions set forth in Section 1.01 of the Agreement are hereby amended to read as follows:

                 "Applicable Lending Office" means, with respect to any Bank,
         (i) in the case of its Base Rate Loans, its Domestic Lending Office,
         (ii) in the case of its Euro-Dollar Loans, its Euro-Dollar Lending Office, (iii) in the case of its Money Market Loans, its Money Market Lending Office, and (iv) in the case of its Sterling Loans, its Sterling Lending Office.

                 "Committed Loan" means a loan made by a Bank pursuant to
         Section 2.01 and refers to a Base Rate Loan, a Euro-Dollar Loan or a Sterling Loan (each of which shall be a "Type" of Loan).

                 "Convert," "Conversion" and "Converted" each refers to (i) the change of Committed Loans of one Type into Committed Loans of another Type pursuant to Section 2.18 or Article VIII, (ii) the continuation of all Euro-Dollar Loans or all Sterling Loans, as the case may be, comprising the same Borrowing as such for an additional Interest Period pursuant to Section 2.18, and (iii) an election to change, pursuant to Section 2.18, the Interest Period applicable to all Euro-Dollar Loans or all Sterling Loans, as the case may be, comprising the same Borrowing prior to the end of the Interest Period then applicable thereto.

                 "Euro-Dollar Loan" means a Committed Loan which bears interest as provided in Section 2.07(b) or Section 2.07(d).

                 "Fixed Rate Loans" means Sterling Loans, Euro-Dollar Loans or Money Market Loans (excluding Money Market LIBOR Loans bearing interest pursuant to Section 8.01(a)) or any combination of the foregoing.

                 "Required Banks" means at any time Banks having at least 51%
         of the aggregate amount of the Commitments or, if the Commitments shall have been terminated, holding Notes evidencing at least 51% of the aggregate unpaid
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         principal amount of the Loans (in the case of Sterling Loans, based on the Current Dollar Amount thereof in effect as of such time).

         Section 1.01 of the Agreement is hereby further amended by amending the definition of "Interest Period" by (I) deleting, from the first sentence in clause (1) thereof, the term "Base Rate Loan" and inserting in lieu thereof the term "Committed Loan" and (II) inserting, at the end of clause (3) thereof, a new clause (4) to such definition reading as follows:

         (4) with respect to each Sterling Loan comprising part of the same Borrowing, the period commencing on the date of such Loan or the date of the Conversion of any Committed Loan into such Sterling Loan and ending on the last day of the period selected by the Company pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period (or on any other date selected by the Company pursuant to Section 2.18) and ending on the last day of the period selected by the Company pursuant to the provisions below and Section 2.18. The duration of each such Interest Period shall be 1, 2, 3 or 6 months, in each case as the Company may, upon notice received by the Agent not later than 10:00 a.m. (Houston time) on the third Sterling Business Day prior to the first day of such Interest Period, select; provided that:

                          (a) any Interest Period which would otherwise end on a day which is not a Sterling Business Day shall be extended to the next succeeding Sterling Business Day unless such Sterling Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Sterling Business Day;

                          (b) any Interest Period which begins on the last Sterling Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Sterling Business Day of a calendar month;

                          (c) if any Interest Period includes a date on which a payment of principal of the Loans is required to be made under Section 2.10(c) but does not end on such date, then
                 (i) the principal amount (if any) of each Sterling Loan required to be repaid on such date shall have an Interest Period ending on such date and (ii) the remainder (if any) of each such Sterling Loan shall have an Interest Period determined as set forth above; and





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                          (d)     Interest Periods for all Loans comprising the
                 same Borrowing shall commence on the same date and shall be of the same duration.

         Section 1.01 of the Agreement is hereby further amended by adding, in appropriate alphabetical order, the following new definitions reading as follows:

                 "Adjustment Date" means (i) each day on which any principal payment (including any principal payment effected pursuant to Section 2.04(c)) of any Sterling Loan is required to be made (except pursuant to Section 2.10(e)) or is made, (ii) each day on which any Conversion involving any Sterling Loan occurs, (iii) the last Sterling Business Day of each month, (iv) each day on which a Sterling Loan or a Euro-Dollar Loan is made and (v) each day designated as an Adjustment Date by the Required Banks from time to time during the continuance of an Event of Default.

                 "Current Dollar Amount" means, as to each Sterling Loan, the Dollar amount thereof based on the then Current Exchange Rate, as determined from time to time by the Agent, which determinations shall be conclusive in the absence of manifest error.

                 "Current Exchange Rate" means the arithmetic average of the respective spot exchange rates determined by each of the Reference Banks for converting Sterling into Dollars (in an amount substantially equal to the aggregate outstanding principal amount of the Sterling Loans of such Reference Bank) in the interbank eurocurrency market where the foreign currency and exchange operations of such Reference Bank's Sterling Lending Office are customarily conducted with respect to Sterling, at 10:00 A.M. (London time) or as near thereto as practicable on the date that is two Sterling Business Days prior to the date of determination, as determined by the Agent in accordance with Section 2.19(a), which determination shall be conclusive in the absence of manifest error. The Current Exchange Rate shall be determined for, and shall take effect on, each Adjustment Date and shall remain in effect until any subsequent determination of the Current Exchange Rate.

                 "Dollar" (whether or not capitalized) and "$" mean lawful money of the United States of America.

                 "Obligation Currency" has the meaning set forth in Section
         9.14.

                 "Permitted Excess" has the meaning set forth in Section
         2.19(c).

                 "Sterling" and "pounds sterling" mean pounds sterling (U.K. pounds sterling), the lawful currency of the United Kingdom.





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                 "Sterling Business Day" means any Domestic Business Day on which commercial banks are open for international business (including dealings in Sterling deposits and Dollar deposits) in London and New York City.

                 "Sterling Interbank Offered Rate" has the meaning set forth in
         Section 2.07(c).

                 "Sterling Lending Office" means, as to each Bank, the office, branch or affiliate of such Bank located at its address set forth on
         Schedule VII hereto or such other office, branch or affiliate of such Bank as it may hereafter designate as its Sterling Lending Office by notice to the Company and the Agent.

                 "Sterling Loan" means a Committed Loan made in Sterling.

                 1.2. Section 1.03. Section 1.03 of the Agreement is hereby amended to read as follows:

                 Section 1.03. Types of Borrowings. The term "Borrowing" denotes the aggregate of Loans of one or more Banks to be made to the Company pursuant to Article II on a single date and, if such Loans are Committed Loans, of a single Type, and if such Loans are Fixed Rate Loans, for a single Interest Period (except as contemplated by paragraph (1)(c) and paragraph (4)(c) of the definition herein of "Interest Period"). Borrowings are classified for purposes of this Agreement either by reference to the pricing or currency of Loans comprising such Borrowing (e.g., a "Euro-Dollar Borrowing" is a Borrowing comprised of Euro-Dollar Loans, and a "Sterling Borrowing" is a Borrowing comprised of Sterling Loans) or by reference to the provisions of Article II under which participation therein is determined (i.e., a "Committed Borrowing" is a Borrowing under Section
         2.01 in which all Banks participate in proportion to their Commitments, while a "Money Market Borrowing" is a Borrowing under
         Section 2.03 in which the Bank participants are determined on the basis of their bids in accordance therewith).

                 1.3. Section 2.01. Section 2.01 of the Agreement is hereby amended to read as follows:

                 SECTION 2.01. Commitments to Lend. During the Revolving Credit Period each Bank severally agrees, on the terms and conditions set forth in this Agreement, to make loans to the Company pursuant to this Section 2.01 from time to time in amounts such that the aggregate principal amount of Committed Loans by such Bank at any one time outstanding to the Company (in the case of Sterling Loans, such principal amount being the Current Dollar Amount of such Sterling Loans in effect as of such time) shall not exceed the sum of (i) the amount of such Bank's Commitment at such time plus (ii) if clause (y) of Section





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         2.19(c) is applicable to a particular Borrowing, such Bank's ratable
         (based on the respective Commitments of the Banks) portion of the Permitted Excess applicable to such Borrowing; provided that any amount added pursuant to this clause (ii) in respect of any particular Borrowing shall not be included in any subsequent determination of the maximum aggregate principal amount of Committed Loans which such Bank is obligated to advance to the Company. Each Borrowing under this
         Section 2.01 shall be in an aggregate principal amount of $10,000,000 (or, in the case of Sterling Loans, $10,000,000 in the Current Dollar Amounts of such Sterling Loans at the time of such Borrowing or 5,000,000 pounds sterling, at the option of the Company in its sole discretion) or any larger multiple of $1,000,000 (or, in the case of Sterling Loans, $1,000,000 in the Current Dollar Amounts of such Sterling Loans at the time of such Borrowing or 1,000,000 pounds sterling, as applicable) (except that any such Borrowing may be, subject to the other terms hereof, in the aggregate amount available in accordance with Section 3.02(b)) and shall be made from the several Banks ratably in proportion to their respective Commitments, subject in each case to the effects of Section 2.19(c). Within the foregoing limits, the Company may borrow under this Section 2.01, repay (whether pursuant to Section 2.10 or otherwise), or to the extent permitted by Section 2.11, prepay Loans and reborrow at any time during the Revolving Credit Period under this Section 2.01.

                 1.4. Section 2.02(a). Section 2.02(a) of the Agreement is hereby amended to read as follows:

         (a) The Company shall give the Agent notice (a "Notice of Committed Borrowing") not later than 10:00 A.M. (Houston time) on (x) the date of each Base Rate Borrowing, (y) the third Euro-Dollar Business Day before each Euro-Dollar Borrowing, and (z) the third Sterling Business Day before each Sterling Borrowing, specifying:

                          (i) the date of such Borrowing, which shall be a Domestic Business Day in the case of a Base Rate Borrowing, a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing or a Sterling Business Day in the case of a Sterling Borrowing,

                          (ii)    the aggregate amount of such Borrowing,

                          (iii) whether the Loans comprising such Borrowing are to be Sterling Loans, Base Rate Loans or Euro-Dollar Loans,

                          (iv) in the case of a Fixed Rate Borrowing, the duration of the initial Interest Period applicable thereto, subject to the provisions of the definition herein of "Interest Period", and





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                          (v)     if such Interest Period includes (but does
                 not end on) a Commitment Reduction Date and all or part of such Loans are to be repaid on such date to comply with
                 Section 2.10(c), the aggregate amount then to be repaid.

         Notwithstanding the foregoing, not more than twelve Borrowings that are either Euro-Dollar Borrowings or Sterling Borrowings shall be outstanding at any one time, and any Borrowing which would exceed such limitation shall be made as a Base Rate Borrowing.

                 1.5. Section 2.03(a). The first sentence of Section 2.03(a) of the Agreement is hereby amended by inserting the phrase "in Dollars" immediately after the phrase "to make Money Market Loans to the Company".

                 1.6. Section 2.03(c). Section 2.03(c) of the Agreement is hereby amended by inserting the phrase "in Dollars" immediately after the phrase "offering to make the Money Market Loans".

                 1.7. Section 2.03(d)(i). The first sentence of Section 2.03(d)(i) of the Agreement is hereby amended by inserting the phrase "in Dollars" immediately after the phrase "offers to make Money Market Loans".

                 1.8.  Section 2.03(d)(ii).  Subclause (x) of clause (B) in
Section 2.03(d)(ii) of the Agreement is hereby amended by inserting the phrase "must be in Dollars and" immediately before the phrase "must be $5,000,000 or a larger multiple of $1,000,000,".

                 1.9. Section 2.03(f). Clause (ii) of Section 2.03(f) of the Agreement is hereby amended to read as follows:

                 (ii) each Money Market Borrowing must be in Dollars, and the principal amount of each Money Market Borrowing must be $10,000,000 or a larger multiple of $1,000,000,

                 1.10. Section 2.04. Section 2.04 of the Agreement is hereby amended to read as follows:

                 SECTION 2.04. Notice to Banks; Funding of Loans. (a) Upon receipt of a Notice of Borrowing, the Agent shall promptly (except in the case of notice to a Bank with respect to an acceptance of such Bank's Money Market Quote by the Company, by no later than 10:30 A.M. (Houston time) by telephone or facsimile transmission) notify each Bank of the contents thereof and of such Bank's share (if any) of such Borrowing and such Notice of Borrowing shall not thereafter be revocable by the Company.





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                 (b)      Not later than 12:00 Noon (London time in the case of
         Sterling Borrowings and Houston time in the case of all other Borrowings) on the date of each Borrowing, each Bank participating therein shall (except as provided in subsection (c) of this Section 2.04) make available its share of such Borrowing, (x) in the case of all Borrowings other than Sterling Borrowings, in Federal or other funds immediately available in Houston, to the Agent at its address specified in or pursuant to Section 9.01 in Dollars, and (y) in the case of Sterling Borrowings, in funds immediately available in London, to the Agent at NationsBank of North Carolina, N.A., New Broad Street House, 35 New Broad Street, London, EC2M 1NH England, United Kingdom or such other address in London as the Agent may hereafter specify by notice to the Company and the Banks, in Sterling. Unless the Agent determines that any applicable condition specified in Article III has not been satisfied, the Agent will make the funds so received from the Banks available to the Company at the Agent's relevant aforesaid address.

                 (c) If any Bank makes a new Loan hereunder in either currency available hereunder (i.e., Dollars or Sterling) to the Company on a day on which the Company is to repay all or any part of an outstanding Loan in either currency from such Bank, such Bank shall apply the proceeds of its new Loan to make such repayment and only an amount equal to the difference (if any) between the amount being borrowed by the Company (based on the Current Dollar Amount thereof then in effect in the case of Sterling Borrowings) and the amount being repaid (based on the Current Dollar Amount thereof then in effect in the case of Sterling Borrowings) shall be made available by such Bank to the Agent in the applicable currency as provided in subsection (b), or remitted by the Company to the Agent as provided in
         Section 2.12, as the case may be; provided that in any case in which this Section 2.04(c) would apply to the making of a new Loan in one currency and a payment of an outstanding Loan in the other currency, the Company may, by notice to the Agent given not later than 10:00 A.M. (Houston time) on the third Sterling Business Day prior to the date of such new Loan, elect that this Section 2.04(c) not apply to such Loan and payment on such date.

                 (d) Unless the Agent shall have received notice from a Bank prior to the date of any Borrowing that such Bank will not make available to the Agent such Bank's share of such Borrowing, the Agent may assume that such Bank has made such share available to the Agent on the date of such Borrowing in accordance with subsections (b) and
         (c) of this Section 2.04 and the Agent may, in reliance upon such assumption, make available to the Company on such date a corresponding amount. If and to the extent that such Bank shall not have so made such share available to the Agent, such Bank and the Company severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Company until the date such amount is repaid to the Agent, at (i) in the case of the Company, a rate per annum equal to the higher of the Federal





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         Funds Rate and the interest rate applicable thereto pursuant to
         Section 2.07 and (ii) in the case of such Bank, (x) if such Borrowing is not a Sterling Borrowing, the Federal Funds Rate, and (y) if such Borrowing is a Sterling Borrowing, the higher of (1) the Federal Funds Rate and (2) the rate per annum determined by the Agent as being the average rate quoted to NationsBank for such day (or, if such day is not a Sterling Business Day, for the next preceding Sterling Business
         Day) for overnight transactions in Sterling in London with other leading banks. If such Bank shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Bank's Loan included in such Borrowing for purposes of this Agreement.

                 1.11. Section 2.05(b). Section 2.05(b) is hereby amended to read as follows:

                 (b) Each Bank may, by notice to the Company and the Agent, request that its (i) Euro-Dollar Loans and Money Market LIBOR Loans, (ii) Base Rate Loans and Money Market Absolute Rate Loans,
         (iii) Sterling Loans or (iv) any combination of the foregoing, payable to such Bank (or such lending office, agency or branch of such Bank as such Bank may specify in such request) be evidenced by a separate Note of the Company. Each such Note shall be substantially in the form of Exhibit A hereto with appropriate modifications to reflect the fact that it evidences solely Loans of the relevant grouping. Any Bank that receives multiple Notes through the application of this Section 2.05(b) agrees that: (1) the aggregate principal amount payable by the Company under (A) the Notes issued to such Bank pursuant to this
         Section 2.05(b) plus (B) all other Notes issued to such Bank pursuant to this Agreement, shall never exceed the aggregate principal amount of the Loans owed to such Bank (including, if applicable, the separate lending offices, agencies or branches of such Bank) and (2) the payees of the Notes issued at the request of such Bank shall enjoy no greater rights (voting or otherwise) than such Bank would enjoy in the absence of such request and such payees (including, if applicable, the separate lending offices, agencies or branches of such Bank) shall be considered a single Bank for purposes of this Agreement. Each reference in this Agreement to the "Note" of such Bank shall be deemed to refer to and include any or all such Notes, as the context may require.

                 1.12. Section 2.05(c). The second sentence in Section 2.05(c) of the Agreement is hereby amended by inserting the phrase ", currency" after the phrase "shall record the date, amount, maturity".

                 1.13. Section 2.07. Section 2.07 of the Agreement is hereby amended to read as follows:





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                 SECTION 2.07.  Interest Rates.  The  Company shall pay
         interest on the unpaid principal amount of each Loan from the date of such Loan until such principal amount shall be paid in full, at the following rates per annum:

                 (a) If such Loan is a Base Rate Loan, for each day that such Loan is a Base Rate Loan, at a rate per annum equal to the sum of
         (i) the Base Rate for such day plus (ii) at such times as the Margin Increase Condition exists and the Additional Margin Increase Condition does not exist, 1/8% plus (iii) at such times as the Additional Margin Increase Condition exists, 1/4% plus (iv) at such times as any Event of Default exists, 1%. Such interest shall be payable quarterly on each March 31, June 30, September 30 and December 31 and on the date such Base Rate Loan is Converted or paid in full. Any overdue interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 1% plus the otherwise applicable rate for such day.

                 (b) If such Loan is a Euro-Dollar Loan, at a rate per annum equal at all times during any Interest Period for such Loan to the sum of (i) 0.575% plus (ii) the applicable London Interbank Offered Rate plus (iii) at such times as the Margin Increase Condition exists and the Additional Margin Increase Condition does not exist, 1/8% plus (iv) at such times as the Additional Margin Increase Condition exists, 1/4% plus (v) at such times as any Event of Default exists, 1%; provided that if any Euro-Dollar Loan or any portion thereof shall, as a result of clause (1)(c)(i) of the definition herein of "Interest Period", have an Interest Period of less than one month, such portion shall bear interest during such Interest Period at the rate applicable to Base Rate Loans during such period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof.

                 The "London Interbank Offered Rate" applicable to any Interest Period means the arithmetic average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which deposits in Dollars are offered to each of the Reference Banks in the London interbank market at approximately 11:00 A.M. (London time) two Euro-Dollar Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount in Dollars of the Euro-Dollar Loan of such Reference Bank to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

                 (c) If such Loan is a Sterling Loan, at a rate per annum equal at all times during any Interest Period for such Loan to the sum of (i) 0.575% plus (ii) the applicable Sterling Interbank Offered Rate plus (iii) at such times as the Margin Increase Condition exists and the Additional Margin Increase Condition does not exist, 1/8% plus
         (iv) at such times as the Additional Margin Increase





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         Condition exists, 1/4% plus (v) at such times as any Event of Default exists, 1%; provided that if any Sterling Loan or any portion thereof shall, as a result of clause (4)(c)(i) of the definition herein of "Interest Period", have an Interest Period of less than one month, such portion shall bear interest during such Interest Period at the rate otherwise applicable to such Sterling Loans during such period plus 1/2%. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof.

                 The "Sterling Interbank Offered Rate" applicable to any Interest Period means the arithmetic average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which deposits in Sterling are offered to each of the Reference Banks in the London interbank market at approximately 11:00 A.M. (London time) two Sterling Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount in Sterling of the Sterling Loan of such Reference Bank to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

                 (d) Any overdue principal of or interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day from and including the date payment thereof was due to but excluding the date of actual payment, at a rate per annum equal to the sum of 1% plus the higher of (i) the sum of 0.575% plus the London Interbank Offered Rate applicable to such Loan plus at such times as the Margin Increase Condition exists and the Additional Margin Increase Condition does not exist, 1/8% plus at such times as the Additional Margin Increase Condition exists, 1/4% and (ii) the sum of (1) 0.575% plus
         (2) the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which one day (or, if such amount due remains unpaid more than three Euro-Dollar Business Days, then for such other period of time not longer than three months as the Agent may select) deposits in Dollars in an amount approximately equal to such overdue payment due to each of the Reference Banks are offered to such Reference Bank in the London interbank market for the applicable period determined as provided above plus (3) at such times as the Margin Increase Condition exists and the Additional Margin Increase Condition does not exist, 1/8% plus (4) at such times as the Additional Margin Increase Condition exists, 1/4% (or, if the circumstances described in clause (i) or (ii) of Section 8.01(a) shall exist, at a rate per annum equal to the sum of 1% plus the rate applicable to Base Rate Loans for such day).

                 (e) Any overdue principal of or interest on any Sterling Loan shall bear interest, payable on demand, for each day from and including the date payment thereof was due to but excluding the date of actual payment, at a rate per annum equal to the sum of 1% plus the higher of (i) the sum of 0.575% plus the Sterling Interbank Offered Rate applicable to such Loan plus at such times as the Margin





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         Increase Condition exists and the Additional Margin Increase Condition does not exist, 1/8% plus at such times as the Additional Margin Increase Condition exists, 1/4% and (ii) the sum of (1) 0.575% plus
         (2) the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which one day (or, if such amount due remains unpaid more than three Sterling Business Days, then for such other period of time not longer than three months as the Agent may select) deposits in Sterling in an amount approximately equal to such overdue payment due to each of the Reference Banks are offered to such Reference Bank in the London interbank market for the applicable period determined as provided above plus (3) at such times as the Margin Increase Condition exists and the Additional Margin Increase Condition does not exist, 1/8% plus (4) at such times as the Additional Margin Increase Condition exists, 1/4% (or, if the circumstances described in clause (i) or (ii) of Section 8.01(b) shall exist, at a rate per annum equal to the sum of 1% plus the rate applicable to Base Rate Loans for such day).

                 (f) Subject to Section 8.01(a), each Money Market LIBOR Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the London Interbank Offered Rate for such Interest Period (determined in accordance with Section 2.07(b) as if the related Money Market LIBOR Borrowing were a Committed Euro-Dollar Borrowing) plus (or minus) the Money Market Margin quoted by the Bank making such Loan in accordance with Section 2.03 plus, at such times as any Event of Default exists, 1%. Each Money Market Absolute Rate Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the Money Market Absolute Rate quoted by the Bank making such Loan in accordance with Section 2.03 plus, at such times as any Event of Default exists, 1%. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof. Any overdue principal of or interest on any Money Market Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 1% plus the Base Rate for such day.

                 (g) The Agent shall determine each interest rate applicable to the Loans hereunder. The Agent shall give prompt notice to the Company and the participating Banks of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error. Upon request of the Company, the Agent shall furnish to it such information as to its determinations hereunder as the Company may reasonably request.

                 (h) Each Reference Bank agrees to use its best efforts to furnish quotations to the Agent as contemplated by this Section 2.07. If any Reference Bank does not furnish a timely quotation, the Agent shall determine the relevant interest rate on the basis of the quotation or quotations furnished by the remaining

         Reference Bank or Banks or, if none of such quotations is available on a timely basis, the provisions of Section 8.01 shall apply.

                 (i) This Section 2.07 and each other provision in any of the Financing Documents or in any other agreement executed in connection herewith are specifically made subject to Section 2.16.

                 1.14. Section 2.08(a). The first sentence of Section 2.08(a) of the Agreement is hereby amended by inserting the parenthetical "(in the case of Sterling Loans, based on the Current Dollar Amounts thereof from time to time during such period)" immediately prior to the period at the end thereof.

                 1.15. Section 2.08(b). The last sentence of Section 2.08(b) of the Agreement is hereby amended by inserting the parenthetical "(in the case of Sterling Loans, based on the Current Dollar Amounts thereof from time to time during such period)" immediately before the period at the end thereof.

                 1.16. Section 2.09. Section 2.09 of the Agreement is hereby amended by inserting the parenthetical "(in the case of Sterling Loans, such principal amount being the Current Dollar Amount thereof then in effect)" immediately before the period at the end thereof.

                 1.17. Section 2.10. Section 2.10 of the Agreement is hereby amended to read as follows:

                 SECTION 2.10. Mandatory Termination or Reduction of Commitments; Mandatory Prepayments. (a) The Commitments shall terminate on the Termination Date and any Loans then outstanding (together with accrued interest thereon) shall be due and payable on such date.

                 (b) The Commitment of each Bank shall be automatically reduced, on each Commitment Reduction Date, to an amount equal to such Bank's ratable share of (i) the amount of maximum aggregate Commitments set forth in Schedule I with respect to such Commitment Reduction Date minus (ii) the aggregate amount of all reductions of the Commitments pursuant to Section 2.09 or Section 2.10(d) applicable to such Commitment Reduction Date pursuant to the following sentence. Each reduction of the Commitments pursuant to Section 2.09 or Section 2.10(d) shall be applied to reduce each amount set forth on Schedule I for each subsequent Commitment Reduction Date by an amount equal to the amount of such reduction divided by the number of Commitment Reduction Dates to occur on or after the date such reduction is effective.

                 (c) On each Commitment Reduction Date, the Company shall be obligated to repay such principal amount (together with accrued interest thereon) of each Bank's outstanding Committed Loans, if any, as may be necessary so that after such repayment the aggregate outstanding principal amount of such Bank's

         Committed Loans (in the case of Sterling Loans, such principal amount being the Current Dollar Amounts of such Sterling Loans in effect on such Commitment Reduction Date) does not exceed the amount of such Bank's Commitment as then reduced. Whenever the Interest Period specified in a Notice of Committed Borrowing includes (but does not end on) a Commitment Reduction Date on which a payment of Committed Loans will be required under this subsection (c), the Company shall consider whether it wishes to repay on such Commitment Reduction Date all or part of the Borrowing to be made pursuant to such Notice of Committed Borrowing and, if so, shall specify the aggregate amount so to be repaid in such Notice of Committed Borrowing. If the Company fails so to select the Committed Borrowing to be repaid on any Commitment Reduction Date, such Committed Borrowing shall be selected by the Agent.

                 (d) On the fifth Domestic Business Day following any Asset Sale that results in positive Excess Net Sales Proceeds, (i) the Company will deliver to each of the Banks a certificate of the chief financial officer, the chief accounting officer or the treasurer of the Company certifying the amount of such Excess Net Sales Proceeds from such Asset Sale, (ii) the Commitments shall be automatically reduced ratably by an amount equal to 100% of the amount of such Excess Net Sales Proceeds from such Asset Sale, (iii) the Company shall be obligated to repay such principal amount (together with accrued interest thereon) of each Bank's outstanding Committed Loans, if any, as may be necessary so that after such repayment the aggregate outstanding principal amount of such Bank's Committed Loans (in the case of Sterling Loans, such principal amount being the Current Dollar Amounts of such Sterling Loans in effect on the date of such reduction) does not exceed the amount of such Bank's Commitment as then reduced.

                 (e) If, on any Adjustment Date, either (i) the aggregate outstanding principal amount of any Bank's Committed Loans (in the case of Sterling Loans, such principal amount being the Current Dollar Amounts of such Sterling Loans in effect on such Adjustment Date) exceeds the amount of such Bank's Commitment or (ii) the aggregate outstanding principal amount of all Loans (in the case of Sterling Loans, such principal amount being the Current Dollar Amounts of such Sterling Loans in effect on such Adjustment Date) exceeds the aggregate amount of the Commitments, then on such Adjustment Date, the Company shall be obligated to repay such principal amount (together with accrued interest thereon) of each Bank's outstanding Committed Loans as may be necessary so that after such repayment (x) the aggregate outstanding principal amount of each Bank's Committed Loans (in the case of Sterling Loans, such principal amount being the Current Dollar Amounts of such Sterling Loans in effect on such Adjustment Date) does not exceed the amount of such Bank's Commitment on such Adjustment Date, and (y) the aggregate outstanding principal amount of all Loans (in the case of Sterling Loans, such principal amount being the Current Dollar Amounts of such Sterling Loans in effect on such Adjustment Date) does not exceed the aggregate amount of the

         Commitments; provided that if the aggregate payment that is required to be made pursuant to this Section 2.10(e) on any Adjustment Date (other than any Adjustment Date referred to in clause (iii) of the definition herein of "Adjustment Date") is less than $1,000,000, then the Company shall not be required to make such payment on such Adjustment Date pursuant to this Section 2.10(e).

                 1.18. Section 2.11(a). Section 2.11(a) of the Agreement is hereby amended to read as follows:

                 (a) The Company may, upon at least one Domestic Business Day's (or in the case of prepayments on any Sterling Borrowing, three Sterling Business Days') notice to the Agent, prepay any Borrowing in whole at any time, or from time to time in part in amounts aggregating $10,000,000 (or, in the case of Sterling Borrowings, $10,000,000 in the Current Dollar Amounts of such Sterling Loans then in effect or 5,000,000 pounds sterling, at the option of the Company in its sole discretion) or any larger multiple of $1,000,000 (or, in the case of Sterling Borrowings, $1,000,000 in the Current Dollar Amounts of such Sterling Loans then in effect or 1,000,000 pounds sterling, as applicable), by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment; provided that no partial prepayment of a Sterling Borrowing, a Euro-Dollar Borrowing or a Money Market Borrowing shall be made if after giving effect thereto the principal amount of such Borrowing would be less than $10,000,000 (or, in the case of Sterling Borrowings, the lesser of $10,000,000 in the Current Dollar Amounts of such Sterling Loans then in effect and 5,000,000 pounds sterling). Each such optional prepayment shall be applied to prepay ratably the Loans of the several Banks included in such Borrowing.

                 1.19. Section 2.12. Section 2.12 of the Agreement is hereby amended to read as follows:

                 SECTION 2.12. General Provisions as to Payments. (a) The Company shall make each payment of principal of, and interest on, the Loans and of fees hereunder, not later than 12:00 Noon (London time in the case of Sterling Loans and Houston time in the case of all other Loans and fees) on the date when due, (i) in the case of fees and all Loans other than Sterling Loans, in Federal or other funds immediately available in Houston, to the Agent at its address referred to in
         Section 9.01, in Dollars, and (ii) in the case of Sterling Loans, in funds immediately available in London, to the Agent at its address referred to in Section 2.04(b), in Sterling. The Agent will promptly distribute to each Bank its ratable share of each such payment received by the Agent for the account of the Banks. Whenever any payment of principal of, or interest on, the Base Rate Loans or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day. Whenever any payment of principal of, or interest on, the Money Market Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day. Whenever any payment of principal of, or interest on, the Sterling Loans shall be due on a day which is not a Sterling Business Day, the date for payment thereof shall be extended to the next succeeding Sterling Business Day unless such Sterling Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Sterling Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

                 (b) Unless the Agent shall have received notice from the Company prior to the date on which any payment is due from the Company to the Banks hereunder that the Company will not make such payment in full, the Agent may assume that the Company has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent that the Company shall not have so made such payment, each Bank shall repay to the Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Agent, at (i) if such amount was distributed in Dollars, the Federal Funds Rate, and (ii) if such amount was distributed in Sterling, the higher of (x) the Federal Funds Rate and
         (y) the rate per annum determined by the Agent as being the average rate quoted to NationsBank for such day (or, if such day is not a Sterling Business Day, for the next preceding Sterling Business Day) for overnight transactions in Sterling in London with other leading banks.

                 (c) At the time of each payment of principal of any Loan, the Company shall specify, by notice to the Agent, the Loans to which such payment shall be applied. If the Company fails to so specify, the Agent shall apply such payment first to such Committed Loans as the Agent may select and, after payment in full of the Committed Loans, to such other Loans as the Agent may select.

                 1.20. Section 2.13. Section 2.13 of the Agreement is hereby amended to read as follows:

                 SECTION 2.13. Funding Losses. If any Obligor makes any payment of principal with respect to any Fixed Rate Loan (pursuant to Article II, VI or VIII or otherwise) on any day other than the last day of the Interest Period applicable thereto, or the end of an applicable period fixed pursuant to Section 2.07(d) or Section 2.07(e), or if the Company fails to borrow any Fixed Rate Loans after notice has been given to any Bank in accordance with Section 2.04(a), or if any

         Conversion of any Euro-Dollar Loan or Sterling Loan occurs on any day other than the last day of an Interest Period applicable thereto or fails to occur as contemplated herein, the Company shall reimburse each Bank within 15 days after demand for any resulting loss or expense incurred by it (or by an existing or prospective Participant in the related Loan), including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin from the period after any such payment or failure to borrow and, in the case of any such payment or Conversion occurring on a day other than the last day of the applicable Interest Period, losses resulting from currency fluctuations after such payment or such Conversion; provided that such Bank shall have delivered to the Company a certificate as to the amount of such loss or expense, which certificate shall be conclusive in the absence of manifest error; provided further that, the Company shall not be required to reimburse a Bank for any such loss or expense resulting from the failure of a Conversion to occur if such failure is the fault of such Bank.

                 1.21. Section 2.18. Section 2.18 of the Agreement is hereby amended to read as follows:

                 SECTION 2.18. Conversions. (a) The Company may on any Sterling Business Day, upon notice given to the Agent no later than 10:00 a.m. (Houston time) on the third Sterling Business Day prior to the date of the proposed Conversion and subject to the provisions of
         Section 2.02 and Article VIII and the other provisions hereof, Convert all Committed Loans comprising one or more Borrowings; provided, that
         (i) Loans comprising a Borrowing may not be Converted if after giving effect to such Conversion, such Borrowing would be (A) a Euro-Dollar Borrowing and the outstanding principal amount of such Borrowing would be less than $10,000,000 or (B) a Sterling Borrowing and the outstanding principal amount of such Sterling Borrowing would be less than the lesser of 5,000,000 pounds sterling and $10,000,000 (based on the Current Dollar Amount of the Sterling Loans comprising such Sterling Borrowing then in effect), and (ii) no Conversion (other than changing Euro-Dollar Loans or Sterling Loans into Base Rate Loans) may be made if any Event of Default is then existing. Each such notice of a Conversion shall, within the restrictions specified above, specify (i) the date of such Conversion, (ii) the Loans to be Converted, (iii) if after giving effect to such Conversion, such Borrowing would be a Euro-Dollar Borrowing or a Sterling Borrowing, the commencement date and duration of the proposed Interest Period for each Loan comprising such Borrowing, and (iv) the nature of such Conversion (i.e., whether such Conversion is a change of Committed Loans of one Type into another Type, a continuation of Euro-Dollar Loans or Sterling Loans as such for an additional Interest Period or an election to change an Interest Period). Each such notice shall be irrevocable.

                 (b) If the aggregate unpaid principal amount of Euro-Dollar Loans comprising any Borrowing shall be reduced by payment or prepayment or otherwise, to less than $10,000,000, such Loans shall automatically, on the last day of the then existing Interest Period therefor, Convert into Base Rate Loans.

                 (c) If the Company shall fail (whether as a result of the proviso to the first sentence of Section 2.18(a) or otherwise) to select the duration of any Interest Period for any Euro-Dollar Loans or Sterling Loans in accordance with the provisions contained in the definition herein of "Interest Period", or if there shall be any Event of Default, such Loans will automatically on the last day of the then existing Interest Period therefor, Convert into Base Rate Loans.

                 1.22. Section 2.19. Article II of the Agreement is hereby further amended by inserting at the end thereof a new Section 2.19 to read as follows:

                 SECTION 2.19 Sterling Loans. (a) At or before 11:00 A.M. (London time) two Sterling Business Days before each Adjustment Date or as soon thereafter as practicable, each Reference Bank agrees to use its best efforts to furnish to the Agent the information contemplated by the definition herein of "Current Exchange Rate". Promptly thereafter and in any event by 4:00 P.M. (London time) or as soon thereafter as practicable (subject to the last sentence of this Section 2.19(a)), the Agent shall determine the Current Exchange Rate and the Current Dollar Amount of each Sterling Loan. All determinations of any Current Exchange Rate or any Current Dollar Amount from time to time shall be made by the Agent, which determinations shall be conclusive in the absence of manifest error, and the Agent shall give prompt notice to the Banks and the Company of each such determination. If any Reference Bank does not furnish a timely quotation, the Agent shall determine the relevant Current Exchange Rate and Current Dollar Amounts on the basis of the information furnished by the remaining Reference Bank or Banks or, if no such information is available on a timely basis, the then existing Current Exchange Rate shall continue to apply and the provisions of
         Section 8.01(b) shall apply.

                 (b) The Company expressly agrees that all payments of principal of and interest on Sterling Loans shall be made in Sterling.

                 (c) If (i) on any date on which a Notice of Committed Borrowing or notice of Conversion is given by the Company to the Agent, the aggregate outstanding principal amount of the Loans plus the principal amount of any new Borrowing (in the case of outstanding Sterling Loans and in the case of any new Sterling Borrowing, such principal amounts being the Current Dollar Amounts thereof as of the date such notice is given) would not exceed the aggregate amount of the Commitments, and (ii) upon recalculation of the Current Dollar Amounts prior to such new Borrowing or Conversion, as the case may be, as contemplated by Section 2.19(a) and the relevant definitions herein, the aggregate outstanding principal amount of the Loans plus the principal amount of any new Borrowing (in the case of outstanding Sterling Loans and in the case of any new Sterling Borrowing, such principal amounts being the Current Dollar Amounts thereof immediately following such recalculation) would exceed the aggregate amount of the Commitments, then (x) if such excess is equal to or greater than $1,000,000, the requested amount of such new Borrowing or Conversion shall be deemed to be decreased by the amount of such excess (with such decrease being applied to each of the Banks ratably based on their respective Commitments), and (y) if such excess is less than $1,000,000, the requested amount of such new Borrowing or Conversion shall not be decreased and such excess shall be a "Permitted Excess" applicable to such Sterling Borrowing.

                 1.23. Section 3.02(b). Section 3.02(b) of the Agreement is hereby amended to read as follows:

                 (b) the fact that, immediately after such Borrowing, the aggregate outstanding principal amount of the Loans (in the case of Sterling Loans, such principal amount being the Current Dollar Amounts of such Sterling Loans in effect as of the date of such Borrowing) will not exceed the aggregate amount of the Commitments plus the Permitted Excess, if any, applicable to such Borrowing in accordance with Section 2.19(c);

                 1.24. Section 6.01. Section 6.01 of the Agreement is hereby amended by inserting the parenthetical "(in the case of Sterling Loans, such principal amount being the Current Dollar Amounts of such Sterling Loans then in effect)" after the phrase "at least 51% in aggregate principal amount of the Loans" in clause (ii) thereof.

                 1.25. Section 8.01. Section 8.01 of the Agreement is hereby amended to read as follows:

                 Section 8.01. Basis for Determining Interest Rate Inadequate or Unfair. (a) If on or prior to the first day of any of any Interest Period (unless such Interest Period is an Interest Period for Sterling Loans):

                          (i) the Agent is advised by the Reference Banks that deposits in Dollars (in the applicable amounts) are not being offered to the Reference Banks in the relevant market for such Interest Period, or

                          (ii) in the case of a Committed Borrowing, Banks having 50% or more of the aggregate amount of the Commitments advise the Agent that the London Interbank Offered Rate as determined by the Agent will not adequately and fairly reflect the cost to such Banks of funding their Euro-Dollar Loans for such Interest Period, the Agent shall forthwith give notice thereof to the Company and the Banks, whereupon until the Agent notifies the Company that the circumstances giving rise to such suspension no longer exist, (1) the obligations of the Banks to make Euro-Dollar Loans, or make any Conversion that results in any Loan becoming or remaining a Euro-Dollar Loan, shall be suspended, and (2) unless the Company notifies the Agent before 10:00 A.M. (Houston time) on the date of any Fixed Rate Borrowing for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, (x) if such Fixed Rate Borrowing is a Euro-Dollar Borrowing, such Borrowing shall instead be made as a Base Rate Borrowing and (y) if such Fixed Rate Borrowing is a Money Market LIBOR Borrowing, the Money Market LIBOR Loans comprising such Borrowing shall bear interest for each day from and including the first day to but excluding the last day of the Interest Period applicable thereto at the sum of the Base Rate for such day plus at such times as the Margin Increase Condition exists and the Additional Margin Increase Condition does not exist, 1/8% plus at such times as the Additional Margin Increase Condition exists, 1/4% plus at such times as any Event of Default exists, 1%.

                 (b) If on or prior to the first day of any Interest Period for any Sterling Loan:

                          (i) the Agent is advised by the Reference Banks that deposits in Sterling (in the applicable amounts) are not being offered to the Reference Banks in the relevant market for such Interest Period, or

                          (ii) Banks having 50% or more of the aggregate amount of the Commitments advise the Agent that the Sterling Interbank Offered Rate as determined by the Agent will not adequately and fairly reflect the cost to such Banks of funding their Sterling Loans for such Interest Period, or

                          (iii) any Bank advises the Agent that such Bank reasonably believes that having its Sterling Loan outstanding for such Interest Period could reasonably be expected to result in a reduction in interest payable to such Bank pursuant to Section 2.16(a) or 2.16(b), or

                          (iv) none of the Reference Banks furnishes the Agent with the information contemplated by Section 2.19(a) or Banks having 50% or more of the aggregate amount of the Commitments advise the Agent that Sterling is not freely convertible and freely transferable into Dollars or that Dollars are not freely convertible and freely transferable into Sterling, the Agent shall forthwith give notice thereof to the Company and the Banks, whereupon until the Agent notifies the Company that the circumstances giving rise to such suspension no longer exist:

         (1) the obligations of the Banks to make new Sterling Loans, or make any Conversion that results in any Loan (other than an existing Sterling Loan) becoming a Sterling Loan, shall be suspended and (A) unless the Company notifies the Agent before 10:00 A.M. (Houston time) on the date specified for any new Sterling Borrowing for which a Notice of Borrowing has previously been given, that it elects not to borrow on such date, such

                 Sterling Borrowing shall instead be made as a Base Rate Borrowing (based on the Current Dollar Amount of such Sterling Borrowing, but subject to the provisions and limitations applicable to all Base Rate Borrowings set forth herein), and
                 (B) unless the Company notifies the Agent before 10:00 A.M. (Houston time) on the date specified for any Conversion of a Loan (other than an existing Loan) into a Sterling Loan for which a notice of Conversion has previously been given, that it elects not to Convert such Loan on such date, such Loan shall be Converted into a Base Rate Loan;

         (2) in the event that any of the circumstances referred to in paragraphs (i), (ii) or (iii) exist but none of the circumstances referred to in paragraph (iv) exists, the obligations of the Banks to make any Conversion that results in any Sterling Loan remaining a Sterling Loan shall be suspended;

         (3) in the event that any of the circumstances referred to in paragraph (iv) exist but none of the circumstances referred to in paragraphs (i), (ii) or (iii) exist, each existing Sterling Loan shall be Converted on the last day of each Interest Period therefor by continuing such Sterling Loan for additional one month Interest Period(s) until such time as the circumstances causing such suspension no longer exist; and

         (4) in the event that any of the circumstances referred to in paragraph (iv) exist and any of the circumstances referred to in paragraph (i), (ii) or (iii) exist, each existing Sterling Loan shall continue as a Sterling Loan but shall bear interest at (a) a rate per annum to be agreed upon by the Company and the Required Banks, acting reasonably and in good faith with a view to agreeing to an interest rate that is the economic equivalent of the interest rate that would have applied (for successive one month Interest Period(s) until such time as the circumstances causing such suspension no longer exist) had such event not existed, or (b) in the absence of such agreement referred to in the preceding clause (a), at the rate applicable to such Sterling Loan prior to such event.

                 1.26. Section 8.02. Section 8.02 of the Agreement is hereby amended to read as follows:

                 Section 8.02. Illegality. (a) If, after (x) the date of this Agreement, in the case of any Euro-Dollar Loan or (y) the date of the related Money Market Quote, in the case of any Money Market LIBOR Loan, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Euro-Dollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Bank (or its Euro-Dollar Lending Office) to make, maintain or fund its Euro-Dollar Loans or Money Market LIBOR Loans, as the case may be, or make any Conversion that results in any Loan becoming or remaining a Euro-Dollar Loan, and such Bank shall so notify the Agent, the Agent shall forthwith give notice thereof to the other Banks and the Company, whereupon until such Bank notifies the Company and the Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans, or make any Conversion that results in any Loan becoming or remaining a Euro-Dollar Loan, or make Money Market LIBOR Loans, as the case may be, shall be suspended. Before giving any notice to the Agent pursuant to this Section 8.02(a), such Bank shall designate a different Euro-Dollar Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such Bank shall determine that it may not lawfully continue to maintain and fund any of its outstanding Euro-Dollar Loans or Money Market LIBOR Loans, as the case may be, to maturity and shall so specify in such notice, the Company shall immediately prepay in full the then outstanding principal amount of each such Euro-Dollar Loan or Money Market LIBOR Loan, as the case may be, of such Bank, together with accrued interest thereon. Concurrently with prepaying each such Euro-Dollar Loan, the Company shall borrow a Base Rate Loan in an equal principal amount from such Bank (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans of the other Banks), and such Bank shall make such a Base Rate Loan.

                 (b) If, after the date of this Agreement, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Sterling Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Bank (or its Sterling Lending Office) to make, maintain or fund its Sterling Loans or make any Conversion that results in any Loan becoming or remaining a Sterling Loan, and such Bank shall so notify the Agent, the Agent shall forthwith give notice thereof to the other Banks and the Company, whereupon until such Bank notifies the Company and the Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Sterling Loans, or make any Conversion that results in any Loan becoming or remaining a Sterling Loan, as the case may be, shall be suspended. Before giving any notice to the Agent pursuant to this
         Section 8.02(b), such Bank shall designate a different Sterling Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such Bank shall determine that it may not lawfully continue to maintain and fund any of its outstanding Sterling Loans to maturity and shall so specify in such notice, the Company shall immediately prepay in full the then outstanding principal amount of each such Sterling Loan of such Bank together with accrued interest thereon. Concurrently with prepaying each such Sterling Loan, the

         Company shall borrow a Base Rate Loan, and such Bank shall make such Base Rate Loan, in the principal amount equal to the Current Dollar Amount of such Sterling Loan from such Bank (on which interest and principal shall be payable contemporaneously with the related Sterling Loans of the other Banks) (or, if making such Base Rate Loan in such amount would result in (x) the aggregate outstanding principal amount of such Bank's Committed Loans (in the case of any remaining Sterling Loans, such principal amount being the Current Dollar Amounts of such remaining Sterling Loans then in effect) exceeding the amount of such Bank's Commitment then in effect, or (y) the aggregate outstanding principal amount of all Loans (in the case of any remaining Sterling Loans, such principal amount being the Current Dollar Amounts of such remaining Sterling Loans then in effect) exceeding the aggregate amount of the Commitments, in such lesser principal amount so that no such excess referred to in clause (x) or (y) would so result).

                 1.27. Section 8.04. Section 8.04 of the Agreement is hereby amended to read as follows:

                 Section 8.04. Base Rate Loans Substituted for Affected Fixed Rate Loans. If (i) the obligation of any Bank to make Euro-Dollar Loans or Sterling Loans to the Company has been suspended pursuant to
         Section 8.02 or (ii) any Bank has demanded compensation under Section 8.03(a) in respect of Euro-Dollar Loans or Sterling Loans and the Company shall, by at least five Euro-Dollar Business Days' prior notice to such Bank through the Agent, have elected that the provisions of this Section 8.04 shall apply to such Bank, then, unless and until such Bank notifies the Company that the circumstances giving rise to such suspension or demand for compensation no longer apply:

                          (a)     all Loans to the Company which would
                 otherwise be made by such Bank as, or be Converted by such Bank as or into, Euro-Dollar Loans or Sterling Loans, as the case may be, shall instead be made as, or Converted into, Base Rate Loans (on which interest and principal shall be payable contemporaneously with the related Fixed Rate Loans of the other Banks), and

                          (b) after each of its Euro-Dollar Loans or Sterling Loans, as the case may be, to the Company has been repaid, all payments of principal which would otherwise be applied to repay such Fixed Rate Loans shall be applied to repay its Base Rate Loans instead.

                 1.28. Section 8.05. Section 8.05 of the Agreement is hereby amended to read as follows:

                 Section 8.05. Substitution of Bank. If (i) the obligation of any Bank to make Euro-Dollar Loans or Sterling Loans has been suspended pursuant to Section 8.01(b)(iii) or Section 8.02, (ii) any Bank has demanded compensation under Section 8.03 or payment of Taxes or Other Taxes under Section 2.17, or (iii) after satisfaction of all applicable conditions precedent, any Bank fails to fund when due any Committed Loan it is obligated to fund under this Agreement, the Company shall have the right, with the assistance of the Agent, to seek a mutually satisfactory substitute bank or banks (which may be one or more of the Banks) to purchase the Note and assume the Commitment of such Bank (any such Bank is herein called an "Affected Bank"). Each Affected Bank agrees to sell, without recourse, all of its Commitment, its interest in this Agreement and its Note to any such bank for an amount equal to the sum of the outstanding unpaid principal of and accrued interest on the Loans of such Affected Bank and all commitment fees and other fees and amounts due such Affected Bank hereunder, calculated, in each case, to the date such Commitment, interest in this Agreement and Note are purchased (the principal of and accrued interest on Sterling Loans shall be paid in Sterling and all other amounts shall be paid in Dollars).

                 1.29. Section 9.06(c). The first sentence of Section 9.06(c) of the Agreement is hereby amended by inserting the parenthetical "(in the case of Sterling Loans, based on the Current Dollar Amount of such Sterling Loans in effect at such time)" after the phrase "equals $10,000,000 or more".

                 1.30. Section 9.14. The Agreement is hereby further amended by inserting, immediately following Section 9.13 of the Agreement, a new
Section 9.14 reading as follows:

                 SECTION 9.14. Judgment Currency. The obligations of the Company hereunder and under the Notes to make payments in Dollars or in Sterling (the "Obligation Currency") shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency except to the extent to which such tender or recovery shall result in the effective receipt by the Banks of the full amount of the Obligation Currency expressed to be payable hereunder and under the Notes, and accordingly such obligations of the Company shall be enforceable as an alternate or additional cause of action for the purpose of recovery in the Obligation Currency of the amount (if any) by which such effective receipt shall fall short of the full amount of the Obligation Currency expressed to be payable hereunder and under the Notes and shall not be affected by judgment being obtained for any other sums due under this Agreement and the Notes.

                 1.31. Schedule VII. The Agreement is further amended by inserting, immediately after Schedule VI, a new Schedule VII in the form of
Schedule VII hereto.

                 1.32. Exhibits A, B, C, D and I. Exhibits A, B, C, D and I to the Agreement are hereby amended by replacing such exhibits with Exhibits A, B, C, D and I hereto, respectively.

         2. Effectiveness. The effectiveness of this Amendment is subject to the satisfaction (or waiver in accordance with Section 9.05 of the Agreement) of receipt by the Agent of:

                 2.1. counterparts of this Amendment signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

                 2.2. a Note for the account of each Bank, duly executed by the Company substantially in the form of Exhibit A hereto;

                 2.3. the First Amendment to Amended and Restated Subsidiary Guaranty Agreement dated as of the date hereof (the "Guaranty Amendment"), duly executed by each of the Required Guarantors, substantially in the form of Exhibit E-1 hereto;

                 2.4. an opinion of Newton W. Wilson, III, General Counsel of the Company, substantially in the form of Exhibit F hereto;

                 2.5. receipt by the Agent of an opinion of Andrews & Kurth L.L.P., special counsel for the Obligors, substantially in the form of Exhibit G hereto;

                 2.6. an opinion of Bracewell & Patterson, L.L.P., special counsel for the Agent, substantially in the form of Exhibit H hereto; and

                 2.7. all documents which the Agent may reasonably request relating to the existence of the Obligors, the corporate authority for and the validity of this Amendment, the Notes issued pursuant to
         Section 2.2 hereof and the Guaranty Amendment and any other matters relevant thereto, all in form and substance satisfactory to the Agent.

         3.      Miscellaneous.

                 3.1. Bank Consent. Each of the undersigned Banks hereby consents to the amendment of the Subsidiary Guaranty Agreement pursuant to the terms and provisions of the Guaranty Amendment.

                 3.2. Amendments, Etc. No amendment or waiver of any provision of this Amendment, nor consent to any departure by the Company therefrom, shall in any event be effective unless effected in accordance with
Section 9.05 of the Agreement.

                 3.3. Governing Law. This Amendment and the Agreement as amended hereby shall be construed in accordance with and governed by the laws of the State of Texas.

                 3.4. Preservation. Except as specifically modified by the terms of this Amendment or the Guaranty Amendment, all of the terms, provisions, covenants, warranties and agreements contained in the Agreement (including, without limitation, exhibits thereto) or any other Financing Document remain in full force and effect. Undefined capitalized terms used herein are used herein as defined in the Agreement as amended hereby.

                 3.5. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                 3.6. Representations and Warranties. The Company hereby represents and warrants to the Banks, the Co-Agent and the Agent that (i) the representations and warranties contained in Article IV of the Agreement (other than the representations and warranties contained in Sections 4.04(a) and 4.04(c) thereof) are correct on and as of the date hereof as though made on and as of the date hereof, with this Amendment, the Agreement as amended hereby, the Guaranty Amendment and the Notes issued pursuant to Section 2.2 hereof constituting "Financing Documents" for purposes thereof, and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

                 3.7. Default. Without limiting any other event which may constitute an Event of Default, in the event that any representation or warranty set forth herein shall be incorrect or misleading in any material respect when made, such event shall constitute an "Event of Default" under the Agreement, as amended hereby.

                 3.8. Original Notes. Each of the Banks shall, reasonably promptly after the execution by all parties of this Amendment, deliver to the Company each Note held by such Bank that was issued and outstanding immediately prior to the execution of this Amendment.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        UNION TEXAS PETROLEUM HOLDINGS, INC.


                                        By:      /s/ M. N. Markowitz
                                        Name:    M. N. Markowitz
                                        Title:   Vice President and Treasurer

                                        NATIONSBANK OF TEXAS, N.A.,
                                        individually and as Agent


                                        By:      /s/ Paul A. Squires
                                        Name:    Paul A. Squires
                                        Title:   Senior Vice President


                                        BANK OF AMERICA NATIONAL TRUST
                                        AND SAVINGS ASSOCIATION,
                                        individually and as Co-Agent

                                        By:      /s/ John Robinson
                                        Name:    John Robinson
                                        Title:   Vice President


                                        UNION BANK OF SWITZERLAND,
                                        HOUSTON AGENCY, individually and as
                                        Co-Agent

                                        By:      /s/ Evans Swann
                                        Name:    Evans Swann
                                        Title:   Vice President


                                        By:      /s/ Jan Buettgen
                                        Name:    Jan Buettgen
                                        Title:   Assistant Vice President

                                        THE FIRST NATIONAL BANK OF CHICAGO


                                        By:      /s/ Dixon Schultz
                                        Name:    Dixon Schultz
                                        Title:   Vice President


                                        CREDIT LYONNAIS CAYMAN ISLAND BRANCH


                                        By:      /s/ Xavier Ratouis
                                        Name:    Xavier Ratouis
                                        Title:   Authorized Signature


                                        MELLON BANK, N.A.


                                        By:      /s/ A. Gary Chace
                                        Name:    A. Gary Chace
                                        Title:   Senior Vice President


                                        THE BANK OF NOVA SCOTIA


                                        By:      /s/ F. C. H. Ashby
                                        Name:    F. C. H. Ashby
                                        Title:   Senior Manager, Loan Operations


                                        CHEMICAL BANK


                                        By:      /s/ Mary Jo Woodford
                                        Name:    Mary Jo Woodford
                                        Title:   Vice President

                                        LTCB TRUST COMPANY


                                        By:      /s/ S. Otsubo
                                        Name:    Satory Otsubo
                                        Title:   Executive Vice President


                                        SOCIETE GENERALE, SOUTHWEST AGENCY


                                        By:      /s/ Mark A. Cox
                                        Name:    Mark A. Cox
                                        Title:   Vice President


                                        BANQUE NATIONALE DE PARIS,
                                        HOUSTON AGENCY


                                        By:      /s/ Henri de Clisson
                                        Name:    Henri de Clisson
                                        Title:   VP & Deputy General Manager


                                        FIRST INTERSTATE BANK OF TEXAS, N.A.


                                        By:      /s/ Ann M. Rhoads
                                        Name:    Ann M. Rhoads
                                        Title:   Vice President


                                        THE MITSUBISHI TRUST & BANKING
                                        CORPORATION


                                        By:      /s/ Masaaki Yamagishi
                                        Name:    Masaaki Yamagishi
                                        Title:   Chief Manager

                                        MORGAN GUARANTY TRUST COMPANY
                                        OF NEW YORK


                                        By:      /s/ John Kowalczuk
                                        Name:    John Kowalczuk
                                        Title:   Vice President


                                        BANQUE PARIBAS, HOUSTON AGENCY


                                        By:      /s/ Barton D. Schouest
                                        Name:    Barton D. Schouest
                                        Title:   Group Vice President


                                        By:      /s/ Patrich Milon
                                        Name:    Patrich Milon
                                        Title:   Sr. VP & Deputy General Manager


                                        THE YASUDA TRUST AND BANKING COMPANY,
                                        LIMITED, NEW YORK BRANCH


                                        By:      /s/ Gerald T. Gill
                                        Name:    Gerald T. Gill
                                        Title:   Vice President


                                        CITIBANK, N.A.


                                        By:      /s/ Barbara A. Cohen
                                        Name:    Barbara A. Cohen
                                        Title:   Vice President


                                        NATIONAL WESTMINSTER BANK PLC


                                        By:      /s/ David L. Smith
                                        Name:    David L. Smith
                                        Title:   Vice President

                                        DRESDNER BANK AG, NEW YORK
                                        AND GRAND CAYMAN BRANCHES


                                        By:     /s/ B. C. Erickson
                                        Name:   B. C. Erickson
                                        Title:  Vice President


                                        By:     /s/ J. Michael Leffler
                                        Name:   J. Michael Leffler
                                        Title:  First Vice President


                                        DEN NORSKE BANK AS


                                        By:     /s/ Nelvin Farstad
                                        Name:   Nelvin Farstad
                                        Title:  Senior Vice President


                                        By:     /s/ Anne Marie Rotan
                                        Name:   Anne Marie Rotan
                                        Title:  First Vice President


                                        BANK OF TAIWAN


                                        By:     /s/ Kao-Chin Wang
                                        Name:   Kao-Chin Wang
                                        Title:  Vice President & General Manager


                                        BANK OF TOKYO, LTD., DALLAS AGENCY


                                        By:     /s/ J. McIntyre
                                        Name:   J. McIntyre
                                        Title:  Vice President

                                       CHRISTIANIA BANK


                                       By:     /s/ Jahn O. Roising
                                       Name:   Jahn O. Roising
                                       Title:  First Vice President


                                       By:     /s/ Peter M. Dodge
                                       Name:   Peter M. Dodge
                                       Title:  Vice President


                                       BANQUE FRANCAISE DU COMMERCE EXTERIEUR


                                       By:     /s/ Iain A. Whyte
                                       Name:   Iain A. Whyte
                                       Title:  Assistant Vice President


                                       By:     /s/ Mark A. Harrington
                                       Name:   Mark A. Harrington
                                       Title:  Vice President & Regional Manager

                                  SCHEDULE VII

                     NOTICE INFORMATION FOR STERLING LOANS

Bank                                          Sterling Lending Office
- ----                                          -----------------------
NationsBank of Texas, N.A.                    NationsBank of Texas, N.A.
                                              901 Main Street, 13th Floor
                                              P.O. Box 831000
                                              Dallas, Texas  75283-1000
                                              Attention: Tammy Grier
                                              Telephone No.: (214) 508-0987
                                              Telecopier No.: (214) 508-2515

                                              with a copy to:

                                              NationsBank of Texas, N.A.
                                              700 Louisiana Street, 8th Floor
                                              Houston, Texas  77002
                                              Attention: Paul Squires and Marion Leman
                                              Telephone No.: (713) 247-6952
                                              Telecopier No.: (713) 247-6568


Bank of America National Trust and            Bank of America
Savings Association                           1850 Gateway Blvd.
                                              Concord, California  94520
                                              Attention: John Sanchez
                                              Telephone No.: (510) 675-7479
                                              Telecopier No.: (510) 675-7531


Union Bank of Switzerland, Houston            Union Bank of Switzerland, New York Branch
Agency                                        299 Park Avenue
                                              New York, New York  10002
                                              Attention: Caroline Z. Cruz
                                              Telephone No.: (212) 821-3037
                                              Telecopier No.: (212) 821-3259 or 821-3891

Bank                                          Sterling Lending Office
- ----                                          -----------------------
The First National Bank of Chicago            The First National Bank of Chicago
                                              One First National Plaza
                                              Chicago, Illinois  60670
                                              Attention: Bill Laird
                                              Telephone No.: (312) 732-5635
                                              Telecopier No.: (312) 732-4840


Credit Lyonnais Cayman Island Branch          Credit Lyonnais Cayman Island Branch
                                              1000 Louisiana Street, Suite 5360
                                              Houston, Texas  77002
                                              Attention: Bernadette Archie
                                              Telephone No.: (713) 753-8723
                                              Telecopier No.: (713) 751-0307


Mellon Bank, N.A.                             Mellon Landon
                                              Princess House
                                              1 Suffolk Land
                                              London EC 4ROAN
                                              Attention: Richard Gulston
                                              Telephone No.: 4471-623-2495
                                              Telecopier No.: 4471-623-5023


The Bank of Nova Scotia                       The Bank of Nova Scotia
                                              600 Peachtree Street N.E., Suite 2700
                                              Atlanta, Georgia  30328
                                              Attention: Dottie Legista
                                              Telephone No.: (404) 877-1535
                                              Telecopier No.: (404) 888-8998


Chemical Bank                                 Chemical Bank
                                              270 Park Avenue
                                              New York, New York  10017
                                              Attention: Edna Norat
                                              Telephone No.: (212) 270-3552
                                              Telecopier No.: (212) 270-4016

Bank                                          Sterling Lending Office
- ----                                          -----------------------
LTCB Trust Company                            LTCB Trust Company
                                              165 Broadway, 48th Floor
                                              New York, New York
                                              Attention: Winston Brown
                                              Telephone No.: (212) 335-4854
                                              Telecopier No.: (212) 608-3081


Societe Generale, Southwest Agency            Societe Generale, Southwest Agency
                                              2001 Ross Avenue, Suite 4800
                                              Dallas, Texas  75201
                                              Attention: Molly Franklin
                                              Telephone No.: (214) 979-2767
                                              Telecopier No.: (214) 754-0171


Banque Nationale de Paris, Houston            Banque Nationale de Paris, New York Branch
Agency                                        499 Park Avenue
                                              New York, New York  10022
                                              Attention: Charmaine Robinson or
                                                         Jessie Griffiths
                                              Telephone No.: (212) 415-9785 or 415-9610
                                              Telecopier No.: (212) 415-9695

                                              with a copy to:

                                              Banque Nationale de Paris, Houston Agency
                                              333 Clay Street, Suite 3400
                                              Houston, Texas  77002
                                              Attention: Richard Hite
                                              Telephone No.: (713) 951-1224
                                              Telecopier No.: (713) 659-1414


First Interstate Bank of Texas, N.A.          First Interstate Bank of Texas, N.A.
                                              P.O. Box 3326
                                              Houston, Texas  77253-3326
                                              Attention: Blanca Ruiz or Darlene Briks
                                              Telephone No.: (713) 250-4332 or 250-4874
                                              Telecopier No.: (713) 250-6933

Bank                                          Sterling Lending Office
- ----                                          -----------------------
The Mitsubishi Trust & Banking                The Mitsubishi Trust and Banking Corporation, Chicago
Corporation                                   Branch
                                              440 South LaSalle St., Suite 3100
                                              Chicago, Illinois  60605
                                              Attention: David Miller or Harash N. Jayonthi
                                              Telephone No.: (312) 408-6023 or 408-6022
                                              Telecopier No.: (312) 663-0863


Morgan Guaranty Trust Company of New          Morgan Guaranty Trust Company of New York
York                                          60 Wall Street
                                              New York, New York  10260
                                              Attention: Phillip McNeal or J. Kowalczuk
                                              Telephone No.: (212) 648-7181
                                              Telecopier No.: (212) 648-5014


Banque Paribas, Houston Agency                Banque Paribas, Houston Agency
                                              1200 Smith Street, Suite 3100
                                              Houston, Texas  77002
                                              Attention: Bart Schouest
                                              Telephone No.: (713) 659-4811
                                              Telecopier No.: (713) 659-3832


The Yasuda Trust and Banking Company,         The Yasuda Trust and Banking Company, Limited, New York
Limited, New York Branch                      Branch
                                              666 Fifth Avenue, Suite 801
                                              New York, New York  10103
                                              Attention: Richard Ortiz or Winnie Tang
                                              Telephone No.: (212) 373-5755 or 373-5760
                                              Telecopier No.: (212) 373-5797

                                              with a copy to:

                                              1 Liverpool Street
                                              London, EC2M 7NH, United Kingdom
                                              Attention: Nick Beeson
                                              Telephone No.: 4471-628-5721
                                              Telecopier No.: 4471-374-4894/4941

Bank                                          Sterling Lending Office
- ----                                          -----------------------
Citibank, N.A.                                Citicorp North America, Inc.
                                              2000 Citicorp Center
                                              1200 Smith Street
                                              Houston, Texas  77002
                                              Attention: Raymond Bowen or
                                                         L. Don Miller
                                              Telephone No.: (713) 654-2962
                                              Telecopier No.: (713) 654-2849


National Westminster Bank PLC                 NatWest Markets
                                              175 Water Street
                                              New York, New York  10038
                                              Attention: Robert Passarells
                                              Telephone No.: (212) 602-4149
                                              Telecopier No.: (212) 602-4118


Dresdner Bank AG, New York Branch and         Dresdner Bank
Grand Cayman Branches                         75 Wall Street
                                              New York, New York  10005-2889
                                              Attention: B. Craig Erickson or
                                                         Yunie Shin-Thomas
                                              Telephone No.: (212) 574-0183
                                              Telecopier No.: (212) 574-0130


Den Norske Bank AS                            Den Norske Bank AS, London
                                              20 St. Dunstan's Hill
                                              London EC3R 8HY England
                                              Attention: Nick Smith
                                              Telephone No.: 4471-621-1111
                                              Telecopier No.: 4471-626-7400
                                              Telex No.: 887654


Bank of Taiwan                                Bank of Taiwan, New York Agency
                                              One World Trade Center, Suite 5323
                                              New York, New York  10048
                                              Attention: J.I. Tseng
                                              Telephone No.: (212) 938-3488
                                              Telecopier No.: (212) 775-9026 or 775-9027

Bank                                          Sterling Lending Office
- ----                                          -----------------------
Bank of Tokyo, Ltd., Dallas Agency            Bank of Tokyo, Ltd., Dallas Agency
                                              909 Fannin Street, Suite 1104
                                              Houston, Texas  77002
                                              Attention: John M. McIntyre
                                              Telephone No.: (713) 658-1021
                                              Telecopier No.: (713) 658-8341


Christiania Bank                              Christiania Bank og Kreditkasse
                                              11 West 42nd Street, 7th Floor
                                              New York, New York  10036
                                              Attention: Sophia White
                                              Telephone No.: (212) 827-4820
                                              Telecopier No.: (212) 827-4888


Banque Francaise du Commerce                  Banque Francaise du Commerce Exterieur
Exterieur                                     333 Clay Street, Suite 4340
                                              Houston, Texas  77002
                                              Attention: Iain A. Whyte
                                              Telephone No.: (713) 759-9401
                                              Telecopier No.: (713) 759-9908

                                                                       EXHIBIT A
                                      NOTE

                                                                  Houston, Texas
                                                                    May 13, 1994

         For value received, Union Texas Petroleum Holdings, Inc., a Delaware corporation (the "Company"), promises to pay to the order of __________________ _____________________________________ (the "Bank"), for the account of its
Applicable Lending Office, the unpaid principal amount of (i) each Money Market Loan owed to the Bank on the last day of the Interest Period relating to such Loan or as otherwise required by the Credit Agreement and (ii) each Committed Loan owed to the Bank on the Termination Date or as otherwise required by the Credit Agreement. The Company promises to pay interest on the unpaid principal amount of each Loan on the dates and at the rate or rates provided for in the Credit Agreement (including, without limitation, Section 2.16 thereof). All such payments of principal and interest shall be made (a) for all Base Rate Loans, Euro-Dollar Loans and Money Market Loans, in lawful money of the United States of America in immediately available funds, and (b) for all Sterling Loans, in lawful money of the United Kingdom in immediately available funds, in each case at the office of the Agent as provided in the Credit Agreement.

         All Loans made by the Bank, the respective currencies, Types (if applicable) and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding shall be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Company hereunder or under the Credit Agreement.

         This note is one of the Notes referred to in the Amended and Restated Credit Agreement dated as of May 13, 1994 among the Company, the lenders and Co-Agents parties thereto and NationsBank of Texas, N.A., as Agent (the "Agent"), as amended (as so amended and as the same may be further amended from time to time, the "Credit Agreement") and has been issued pursuant to the First Amendment Agreement dated as of November 21, 1994 among the Company, the lenders and Co-Agents parties thereto and the Agent. Terms not defined herein and defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof. This note shall be construed in accordance with and governed by the law of the State of Texas.

                                        UNION TEXAS PETROLEUM HOLDINGS, INC.

                                        By: ___________________________________
                                        Title:

                        LOANS AND PAYMENTS OF PRINCIPAL


                                                 Amount of
                    Amount of                    Principal
                      Loan                         Repaid
                  ($ or Pounds      Type of     ($ or Pounds     Date of       Maturity       Notation
        Date        Sterling)        Loan         Sterling)      Payment         Date          Made By
        ----        ---------        ----         ---------      -------         ----          -------
_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

                                                                       EXHIBIT B

                           MONEY MARKET QUOTE REQUEST

                                                                          [Date]

To:              NationsBank of Texas, N.A., as Agent

From:            Union Texas Petroleum Holdings, Inc. (the "Company")

Re: Amended and Restated Credit Agreement dated as of May 13, 1994 (as amended and as the same may be further amended from time to time, the "Credit Agreement") among the Company, the Banks and Co-Agents parties thereto and NationsBank of Texas, N.A., as Agent

                 We hereby give notice pursuant to Section 2.03 of the Credit Agreement that we request Money Market Quotes for the following proposed Money Market Borrowing(s) in Dollars:

Date of Borrowing: _________________________

Principal Amount*                        Interest Period**
- ----------------                         ---------------

$

                 Such Money Market Quotes should offer a Money Market [Margin] [Absolute Rate]. [The applicable base rate is the London Interbank Offered Rate.]

                 Terms used herein have the meanings assigned to them in the Credit Agreement.

                                        UNION TEXAS PETROLEUM HOLDINGS, INC.



                                        By: ___________________________________
                                        Title:





__________________________________

     * Amount must be in Dollars and must be $10,000,000 or a larger multiple of $1,000,000.

     ** Not less than one month (LIBOR Auction) or not less than 14 days (Absolute Rate Auction), subject to the provisions of the definition of Interest Period.

                                                                       EXHIBIT C

                       INVITATION FOR MONEY MARKET QUOTES


To:              [Name of Bank]

Re: Invitation for Money Market Quotes to Union Texas Petroleum Holdings, Inc. (the "Company")


                 Pursuant to Section 2.03 of the Amended and Restated Credit Agreement dated as of May 13, 1994 (as amended and as the same may be further amended from time to time, the "Credit Agreement") among the Company, the Banks and Co-Agents parties thereto and NationsBank of Texas, N.A., as Agent, we are pleased on behalf of the Company to invite you to submit Money Market Quotes to the Company for the following proposed Money Market Borrowing(s) in Dollars:

Date of Borrowing: __________________________

Principal Amount                        Interest Period
- ----------------                        ---------------

$

                 Such Money Market Quotes should offer a Money Market [Margin] [Absolute Rate]. [The applicable base rate is the London Interbank Offered Rate.]

                 Terms used herein have the meanings assigned to them in the Credit Agreement.

                 Please respond to this invitation by no later than [1:00 P.M.] [9:00 A.M.] (Houston time) on [date].

                                         NATIONSBANK OF TEXAS, N.A.,
                                           as Agent


                                         By: __________________________________
                                               Authorized Officer

                                                                       EXHIBIT D
                               MONEY MARKET QUOTE


NationsBank of Texas, N.A.,
  as Agent
700 Louisiana St.
Houston, Texas  77002

Attention:

Re:      Money Market Quote to Union Texas Petroleum Holdings, Inc. (the
         "Company")


         In response to your invitation on behalf of the Company dated ________________, 19__, we hereby make the following Money Market Quote on the following terms:

A.       Quoting Bank: ___________________________________________________

B.       Person to contact at Quoting Bank:
         _________________________________________________________________

C.       Date of Borrowing: ______________________________________________(1)

D. We hereby offer to make Money Market Loan(s) in the following principal amounts in Dollars, for the following Interest Periods and at the following rates:

                                                           Money Market
Principal Amount(2)        Interest Period(3)     [Margin](4) [Absolute Rate](5)
- ----------------           ---------------        ---------------------------

$

$

[Provided, that the aggregate principal amount of Money Market Loans for which the above offers may be accepted shall not exceed $_______________.](2)

_____________________________

  (1)    As specified in the related Invitation for Money Market Quotes.

  (2) Principal amount bid for each Interest Period may not exceed principal amount requested. Specify aggregate limitation if the sum of the individual offers exceeds the amount the Bank is willing to lend. Bids must be in Dollars and must be made for $5,000,000 or a larger multiple of $1,000,000.

  (3) Not less than one month or not less than 14 days, as specified in the related Invitation. No more than five bids are permitted for each Interest Period.

  (4) Margin over or under the London Interbank Offered Rate determined for the applicable Interest Period. Specify percentage (rounded to the nearest 1/10,000 of 1%) and specify whether "PLUS" or "MINUS".

  (5) Specify rate of interest per annum (rounded to the nearest 1/10,000th of 1%).

         We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Amended and Restated Credit Agreement dated as of May 13, 1994 (as amended and as the same may be further amended from time to time, the "Credit Agreement") among the Company, the Banks and Co-Agents parties thereto and NationsBank of Texas, N.A., as Agent, irrevocably obligates us to make the Money Market Loan(s) for which any offer(s) are accepted, in whole or in part. Terms used herein have the meanings assigned to them in the Credit Agreement.

                                         Very truly yours,

                                         [NAME OF BANK]



Dated: __________________________        By: __________________________________
                                               Authorized Officer

                                                                     EXHIBIT E-1

                    FIRST AMENDMENT TO AMENDED AND RESTATED
                         SUBSIDIARY GUARANTY AGREEMENT

         This First Amendment to Amended and Restated Subsidiary Guaranty dated as of November 21, 1994 (this "Guaranty Amendment") is among each of the Subsidiary Guarantors listed on the signature pages hereof under the caption "Subsidiary Guarantors" and NationsBank of Texas, N.A. (the "Agent"), as agent for the banks under the Amended and Restated Credit Agreement dated as of May 13, 1994 (as the same may be amended from time to time, the "Credit Agreement") among Union Texas Petroleum Holdings, Inc. (the "Company"), the Co-Agents and lenders parties thereto ("Banks") and the Agent.

         In consideration of the mutual covenants contained herein, the parties hereto agree as follows:

         1. Amendments to the Guaranty Agreement. The Amended and Restated Subsidiary Guaranty Agreement dated as of May 13, 1994 (the "Guaranty Agreement") executed by the Subsidiary Guarantors and the Agent is hereby amended as follows:

                 1.1. The preamble to the Guaranty Agreement is hereby amended by deleting the parenthetical ("Agreement") and inserting in lieu thereof the following parenthetical (as may be amended or otherwise modified from time to time in accordance with the terms hereof, the "Agreement").

                 1.2. The third recital to the Guaranty Agreement is hereby amended by deleting the parenthetical ("Amended and Restated Credit Agreement") and inserting in lieu thereof the following parenthetical:

         ("1994 Credit Agreement"; and the 1994 Credit Agreement, as it may be amended or otherwise modified from time to time, is herein called the "Amended and Restated Credit Agreement")

                 1.3. The fourth recital to the Guaranty Agreement is hereby amended by inserting, immediately after the dollar amount "$350,000,000", the phrase "or such other amount as may be available pursuant thereto".

                 1.4. The seventh recital to the Guaranty Agreement is hereby amended to read as follows:

                 WHEREAS, as a condition to borrowings under the Amended and Restated Credit Agreement, each Required Guarantor is required to execute and deliver to the Agent this Agreement whereby such entity shall, subject to Section 2.08 hereof, guarantee the payment when due of the principal of and interest on all Loans and all other amounts payable at any time, whether denominated in

         Sterling, Dollars or otherwise, by any Obligor under any of the Financing Documents or under the 1994 Credit Agreement or any note issued in connection with the 1994 Credit Agreement, including, without limitation, interest which accrues during a proceeding which occurs under the U.S. Bankruptcy Code or which would otherwise accrue under the terms of any of the Financing Documents, the 1994 Credit Agreement or any note issued in connection with the 1994 Credit Agreement, but for a proceeding under the U.S. Bankruptcy Code (such principal, interest and other amounts being herein called the "Guaranteed Amounts");

                 1.5. Section 1.01. The Guaranty Agreement is hereby further amended by deleting the phrase "under the 1992 Agreement" from the second sentence of Section 1.01 and inserting in lieu thereof the phrase "under the 1994 Credit Agreement".

                 1.6. Section 2.09. The Guaranty Agreement is hereby further amended by inserting, immediately following Section 2.08 of the Guaranty Agreement, a new Section 2.09 reading as follows:

                 SECTION 2.09. Obligation Currency. The obligations of each Subsidiary Guarantor hereunder to make payments in Dollars or in Sterling (the "Obligation Currency") shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency except to the extent to which such tender or recovery shall result in the effective receipt by the Banks of the full amount of the Obligation Currency expressed to be payable hereunder, and accordingly such obligations of each Subsidiary Guarantor shall be enforceable as an alternate or additional cause of action for the purpose of recovery in the Obligation Currency of the amount (if any) by which such effective receipt shall fall short of the full amount of the Obligation Currency expressed to be payable hereunder and shall not be effected by judgment being obtained for any other sums due under this Agreement.

                 1.7. Section 3.10 of the Guaranty Agreement is hereby amended to read as follows:

                 SECTION 3.10. Judgment Currency. Each Subsidiary Guarantor agrees to indemnify the Agent and each Bank against any loss incurred by it as a result of any judgment or order being given or made and expressed and paid in a currency (the "Judgment Currency") other than the Obligation Currency and as a result of any variation as between
         (i) the rate of exchange at which the Obligation Currency amount is converted into the Judgment Currency for the purpose of such judgment or order and (ii) the spot rate of exchange in the Sterling Lending Office of the Agent or any Bank at which the Agent or such Bank on the date of payment of such judgment or order is able to purchase Obligation Currency with the amount of the Judgment Currency actually received by the Agent or such Bank. The foregoing indemnity shall constitute a separate and independent obligation of each Subsidiary Guarantor and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "spot rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, the Obligation Currency.

         2. Acknowledgement and Consent. To induce the Agent and the Banks to execute the First Amendment Agreement dated as of November 21, 1994 among the Company, the Banks and Co-Agents parties thereto, and the Agent (the "Credit Agreement Amendment") and other Financing Documents, each of the undersigned Subsidiary Guarantors hereby (a) consents to and agrees to the terms of the Credit Agreement Amendment and the Credit Agreement as amended thereby and the other Financing Documents, (b) agrees that (i) none of such Subsidiary Guarantor's obligations under or in connection with the Financing Documents and none of the Banks' or the Agent's rights and remedies with respect to any Subsidiary Guarantor is released, impaired or affected thereby or by the foregoing, (ii) neither the Guaranty Agreement as amended hereby nor any other Financing Document provided by any Subsidiary Guarantor is released, impaired or affected thereby or by any of the foregoing, and (iii) this acknowledgement shall not be construed as requiring the consent or agreement of any Subsidiary Guarantor in any circumstance, (c) ratifies and confirms all provisions of all Financing Documents executed by such Subsidiary Guarantor and all documents pertaining thereto or referred to therein, and (d) agrees that none of such Subsidiary Guarantor's obligations, none of the Banks' or the Agent's rights and remedies and neither the Guaranty Agreement as amended hereby, nor any other Financing Document, would be released, impaired or affected if such Subsidiary Guarantor had not acknowledged the Credit Agreement Amendment and other Financing Documents.

         3.      Miscellaneous.

                 3.1. Amendments, Etc. No amendment or waiver of any provision of this Guaranty Amendment, and no consent to any departure by any Subsidiary Guarantor, any Bank or the Agent herefrom, shall in any event be effective unless effected in accordance with Section 3.03 of the Guaranty Agreement. This Guaranty Amendment shall become effective upon the execution of this Guaranty Amendment by the Subsidiary Guarantors and the Agent.

                 3.2. Texas Law. This Guaranty Amendment, and the Guaranty Agreement as amended hereby, shall be construed in accordance with and governed by the laws of the State of Texas.

                 3.3. Preservation. Except as specifically modified by the terms of this Amendment, all of the terms, provisions, covenants, warranties and agreements contained in the Guaranty Agreement remain in full force and effect. Each of the undersigned Subsidiary Guarantors hereby ratifies and confirms the Guaranty Agreement as amended hereby. Terms used herein which are not defined herein and are defined in the Credit Agreement, as amended by the Credit Agreement Amendment, are used herein as defined in the Credit Agreement, as amended by the Credit Agreement Amendment. References in the Guaranty Agreement as amended hereby to "the Agreement", "the Guaranty Agreement", "this Guaranty Agreement" or to "this Agreement" or to words of similar effect (such as "herein") shall mean the Guaranty Agreement as amended hereby.

                 3.4. Execution in Counterparts. This Guaranty Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                 3.5. Authority, etc. Each of the undersigned Subsidiary Guarantors hereby represents and warrants to the Agent and each of the Banks that (a) the execution and delivery by such Subsidiary Guarantor of the Guaranty Agreement and this Guaranty Amendment, and the performance of the Guaranty Agreement as amended hereby and this Guaranty Amendment, (i) are within such Subsidiary Guarantor's corporate powers, (ii) have been duly authorized by all necessary corporate action of such Subsidiary Guarantor,
(iii) do not contravene or constitute a default under any provision of applicable law or regulation and (iv) require no authorization, consent or approval of any governmental body, agency or official other than those authorizations, consents and approvals that have been obtained and are in full force and effect, and (b) the Guaranty Agreement and this Guaranty Amendment have been duly executed and delivered by such Subsidiary Guarantor and this Guaranty Amendment and the Guaranty Agreement as amended hereby constitute legal, valid and binding obligations of such Subsidiary Guarantor.

         IN WITNESS WHEREOF, the parties hereto have caused this Guaranty Amendment to be duly executed and delivered by their respective officers thereunto duly authorized, as of the date first above written.


                                        SUBSIDIARY GUARANTORS:

                                        UNION TEXAS PETROLEUM ENERGY CORPORATION


                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        UNION TEXAS PRODUCTS CORPORATION


                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        UNION TEXAS EAST KALIMANTAN LIMITED


                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        UNION TEXAS INTERNATIONAL CORPORATION


                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                        UNISTAR, INC.


                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________




                                        AGENT:

                                        NATIONSBANK OF TEXAS, N.A., as  Agent


                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                                                       EXHIBIT F


                           OPINION OF GENERAL COUNSEL

                               November ___, 1994

To the Banks and the Agent
   Referred to Below
c/o NationsBank of Texas, N.A., as Agent
700 Louisiana Street
Houston, Texas  77002

Dear Sirs:

              I am General Counsel, Vice President-Administration, and Secretary of Union Texas Petroleum Holdings, Inc., a Delaware corporation (the "Company"), and have acted as counsel for:

              (a) the Company in connection with (i) the Amended and Restated Credit Agreement dated as of May 13, 1994 (the "Existing Credit Agreement") among the Company, the Banks and Co-Agents listed on the signature pages thereof and NationsBank of Texas, N.A., as Agent (the "Agent") and (ii) the First Amendment Agreement dated as of November ___, 1994 (the "Credit Agreement Amendment") among the Company, the Banks and Co-Agents listed on the signature pages thereof and the Agent; and

              (b) Union Texas Petroleum Energy Corporation, a Delaware corporation, Union Texas International Corporation, a Delaware corporation, Unistar, Inc., a Delaware corporation, Union Texas East Kalimantan Limited, a Bahamian corporation, and Union Texas Products Corporation, a Delaware corporation (collectively, the "Subsidiary Guarantors" and together with the Company, the "Obligors"), in connection with (i) the Amended and Restated Subsidiary Guaranty Agreement dated as of May 13, 1994 (the "Existing Subsidiary Guaranty Agreement") among the Subsidiary Guarantors and the Agent and (ii) the First Amendment to Amended and Restated Subsidiary Guaranty Agreement dated as of November ___, 1994 (the "Guaranty Amendment") among the Subsidiary Guarantors and the Agent.

Terms defined in the Existing Credit Agreement, as amended by the Credit Agreement Amendment (the "Credit Agreement"), and not otherwise defined herein are used herein as defined in the Credit Agreement.

              In connection with the opinions expressed below, I have examined or caused to be examined executed counterparts of the following (collectively, the "Financing Documents"):

              (a)    the Existing Credit Agreement,

              (b)    the Credit Agreement Amendment,

To the Banks and the Agent
November ___, 1994
Page 2



              (c)    the Existing Subsidiary Guaranty Agreement,

              (d)    the Guaranty Amendment, and

              (e) twenty four (24) promissory notes dated ______________, 1994, each substantially in the form of Exhibit A to the Credit Agreement, one payable to each Bank.

              I have also examined or caused to be examined originals or copies, certified or otherwise identified to my satisfaction, of such other instruments, documents and records as I deemed necessary to express the opinions hereinafter set forth. To the extent relevant to my opinion, I have assumed, without independent verification, (i) the due execution and delivery of each Financing Document by each party thereto (other than the Obligors),
(ii) the genuineness of all signatures on all documents submitted to me, (iii) that each party (other than the Obligors) to each of the Financing Documents is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has full power and authority to enter into and to carry out its obligations under such Financing Documents, (iv) that the execution and delivery of each of the Financing Documents by each party thereto (other than the Obligors) and the performance of its obligations under such Financing Documents have been duly authorized by all necessary proceedings and actions, (v) that each of the Financing Documents is the legal, valid and binding obligation of each party thereto (other than the Obligors), enforceable against such party in accordance with the terms of such Financing Documents, subject to limitations of the types described in the opinion of Andrews & Kurth L.L.P. delivered to you pursuant to the Financing Documents, and (vi) the authenticity of all documents submitted to me as originals and the conformity to authentic original documents of all documents submitted to me as certified, conformed or photostatic copies. I have relied, to the extent that I deem such reliance proper, upon certificates of officers of one or more of the Obligors and of governmental officials as to matters of fact not independently established by me.

              For purposes of the opinion set forth in paragraph 2 below, I have (i) relied on the opinion of Andrews & Kurth L.L.P. with respect to the agreements and instruments identified on Schedule I thereto, and (ii) examined or caused to be examined each other agreement or other instrument binding upon any Obligor, a breach of or default under which would, in my judgment, have a material adverse effect upon the Company and its Subsidiaries taken as a whole. As to other agreements and instruments, I have not undertaken such a review for purposes of this opinion, given the volume of such documents and given the fact that by virtue of the character of such documents and the historical practices of the Company with respect thereto, I have no reason to believe that a breach of or default under any such document would arise by virtue of the execution, delivery and performance of the Financing Documents.

To the Banks and the Agent
November ___, 1994
Page 3



              Based on the foregoing and subject to the qualifications and limitations set forth below, I am of the opinion that:

              1. Each of the Obligors has all material governmental licenses, authorizations, consents and approvals required to own its assets and to carry on its business as now conducted.

              2. To the best of my knowledge, the execution, delivery and performance of each of the Financing Documents, and the performance of the Credit Agreement and the Existing Subsidiary Guaranty Agreement as amended by the Guaranty Amendment (the "Subsidiary Guaranty Agreement"), by each Obligor which is a party thereto do not constitute a breach of or default under, or result in the creation or imposition of any Lien on any material asset of the Company or any Subsidiary under, any provision of any instrument or agreement evidencing or governing Debt binding upon such Obligor or any other material agreement, judgment, injunction, order, decree or other instrument binding upon such Obligor.

              3. To the best of my knowledge, there is no action, suit or proceeding pending against, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties or interests, at law or in admiralty or equity, before any court or arbitrator or any governmental body, agency or official, foreign or domestic, in which there is a reasonable possibility of an adverse decision which could materially adversely affect the business, financial position or results of operations of the Company and its Subsidiaries, taken as a whole, or which in any manner draws into question the validity of any of the Financing Documents, the Credit Agreement or the Subsidiary Guaranty Agreement.

              My opinions in paragraph 1 are rendered only with respect to the constitutions, laws, rules and regulations which are currently in effect and applicable court rulings and orders which have been published and are generally
available.   In addition, the foregoing opinions are rendered only as of the date hereof, and I disclaim any obligation to advise you of changes thereafter.

              I am a member of the bar of the State of Texas only, and this opinion is limited in all respects to the laws of the State of Texas, the General Corporation Law of Delaware and federal law of the United States of America, and, to the limited extent described below, the laws of The Commonwealth of The Bahamas and The Republic of Indonesia. In rendering certain of the opinions expressed above, I have relied, with your approval, upon an opinion, dated the date hereof, of Andrews & Kurth L.L.P., a copy of which has been furnished to you. My opinion in paragraph 1 addresses, with respect to Union Texas East Kalimantan Limited, the laws of The Commonwealth of The Bahamas and The Republic of Indonesia and such opinion with respect to such laws is, with your permission and without independent investigation, and subject to the other qualifications

To the Banks and the Agent
November ___, 1994
Page 4



set forth in this paragraph, given solely in reliance upon and limited in scope to the opinions of Graham, Thompson & Co. and Mochtar, Karuwin & Komar, respectively, dated May 13, 1994 (the "May 1994 Opinions") addressed to each of you as "Banks" under the Existing Credit Agreement, copies of which May 1994 Opinions have been furnished to you, and my opinion incorporates by reference all qualifications, exceptions and limitations set forth therein. As you know, neither Graham, Thompson & Co. nor Mochtar, Karuwin & Komar have reviewed the Credit Agreement Amendment, the Guaranty Amendment or the Notes, nor have they updated their respective opinions since May 13, 1994. I have assumed, with your permission and without independent investigation, that the May 1994 Opinions are true and correct as of the date hereof as if such opinions were published on the date hereof and the Credit Agreement Amendment, the Guaranty Amendment and the Notes were included in the "Financing Documents" referred to therein.

              This opinion is for the benefit of and may be relied upon by the Banks, the Agent, the Co-Agents, their respective successors and assigns, their respective counsel and Participants in connection with the transactions contemplated by the Credit Agreement, the Credit Agreement Amendment, the Subsidiary Guaranty and the Guaranty Amendment. Otherwise, this opinion may not be used, published, circulated or relied upon by any other Person for any purpose without my prior written consent.

                                         Very truly yours,


                                         Newton W. Wilson, III

                                                                       EXHIBIT G




                              November ____, 1994



To the Banks and the Agent
    Referred to Below
c/o NationsBank of Texas, N.A., as Agent
700 Louisiana Street
Houston, Texas  77002

Dear Sirs:

              We have acted as special counsel to:

              (a) Union Texas Petroleum Holdings, Inc., a Delaware corporation (the "Company"), in connection with (i) the Amended and Restated Credit Agreement dated as of May 13, 1994 (the "Existing Credit Agreement") among the Company, the Banks and Co-Agents listed on the signature pages thereof and NationsBank of Texas, N.A., as Agent (the "Agent") and (ii) the First Amendment Agreement dated as of November ___, 1994 (the "Credit Agreement Amendment") among the Company, the Banks and Co-Agents listed on the signature pages thereof and the Agent; and

              (b) Union Texas Petroleum Energy Corporation, a Delaware corporation, Union Texas International Corporation, a Delaware corporation, Unistar, Inc., a Delaware corporation, Union Texas East Kalimantan Limited, a Bahamian corporation, and Union Texas Products Corporation, a Delaware corporation (collectively, the "Subsidiary Guarantors" and together with the Company, the "Obligors"), in connection with (i) the Amended and Restated Subsidiary Guaranty Agreement dated as of May 13, 1994 (the "Existing Subsidiary Guaranty Agreement") among the Subsidiary Guarantors and the Agent and (ii) the First Amendment to Amended and Restated Subsidiary Guaranty Agreement dated as of November ____, 1994 (the "Guaranty Amendment") among the Subsidiary Guarantors and the Agent.

Terms defined in the Existing Credit Agreement, as amended by the Credit Agreement Amendment (the "Credit Agreement"), and not otherwise defined herein are used herein as defined in the Credit Agreement.

              In connection with the opinions expressed below, we have examined executed counterparts of the following (collectively, the "Financing Documents"):

              (a)    the Existing Credit Agreement,

              (b)    the Credit Agreement Amendment,

To the Banks and the Agent
November ___, 1994
Page 2



              (c)    the Existing Subsidiary Guaranty Agreement,

              (d)    the Guaranty Amendment, and

              (e) twenty four (24) promissory notes dated _________________, 1994, each substantially in the form of Exhibit A to the Credit Agreement, one payable to each Bank (collectively, the "Notes").

              We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such other instruments, documents and records as we deemed necessary to express the opinions hereinafter set forth. To the extent relevant to our opinion, we have assumed, without independent verification, (i) the due execution and delivery of each Financing Document by each party thereto (other than the Obligors), (ii) the genuineness of all signatures on all documents submitted to us, (iii) that each party (other than the Obligors) to each of the Financing Documents is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has full power and authority to enter into and to carry out its obligations under such Financing Documents, (iv) that the execution and delivery of each of the Financing Documents by each party thereto (other than the Obligors) and the performance of its obligations under such Financing Documents have been duly authorized by all necessary proceedings and actions,
(v) that each of the Financing Documents is the legal, valid and binding obligation of each party thereto (other than the Obligors) enforceable against such party in accordance with the terms of such Financing Documents, subject to limitations of the types described herein, and (vi) the authenticity of all documents submitted to us as originals and the conformity to authentic original documents of all documents submitted to us as certified, conformed or photostatic copies. We have relied, to the extent that we deem such reliance proper, upon certificates of officers of one or more of the Obligors and of governmental officials as to matters of fact not independently established by us. We have also examined the representations and warranties of the Company contained in the Credit Agreement and have relied, to the extent we deem such reliance proper, upon the relevant facts stated therein.

              Based on the foregoing and subject to the qualifications and limitations set forth below, we are of the opinion that:

              1. (a) Each of the Obligors is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate power and authority required to own its assets and to carry on its business as now conducted.

              (b) The execution, delivery and performance by each Obligor of each Financing Document to which it is a party will not violate the Public Utility Holding

To the Banks and the Agent
November ___, 1994
Page 3



Company Act of 1935, the Investment Company Act of 1940 or the Interstate Commerce Act.

              2. The execution, delivery and performance of each of the Financing Documents, and the performance of the Credit Agreement and the Existing Subsidiary Guaranty Agreement as amended by the Guaranty Amendment (the "Subsidiary Guaranty Agreement"), by each Obligor which is a party thereto are within such Obligor's corporate powers, have been duly authorized by all necessary corporate action, and do not constitute a breach or default under, any provision of applicable law or regulation known to us after reasonable inquiry or the certificate of incorporation or bylaws of such Obligor.

              3. To the best of our knowledge, the execution, delivery and performance of each of the Financing Documents, and the performance of the Credit Agreement and the Subsidiary Guaranty Agreement, by each Obligor which is a party thereto do not constitute a breach of or default under, or result in the creation or imposition of any Lien on any material asset of the Company or any Subsidiary under, any provision of the instruments and agreements identified in Schedule I hereto.

              4. No authorization, consent or approval of any governmental body, agency or official is required in connection with the execution, delivery or performance of any of the Financing Documents, or the performance of the Credit Agreement or the Subsidiary Guaranty Agreement, by any Obligor which is a party thereto.

              5.     (a)    The Existing Credit Agreement, the Credit Agreement
Amendment and the Notes have been duly executed and delivered by the Company, and the Credit Agreement, the Credit Agreement Amendment and the Notes constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

              (b) The Existing Subsidiary Guaranty Agreement and the Guaranty Amendment have been duly executed and delivered by each of the Subsidiary Guarantors, and the Subsidiary Guaranty Agreement and the Guaranty Amendment constitute legal, valid and binding obligations of each of the Subsidiary Guarantors, enforceable against each of the Subsidiary Guarantors in accordance with their respective terms.

              6. If all material facts (as we understand them) and issues of law were presented and properly argued, a Texas court or a federal court sitting in the State of Texas and applying the laws of the State of Texas should hold that the consent by the Company in Section 9.09 of the Credit Agreement, and by each Subsidiary Guarantor in Section 3.05 of the Subsidiary Guaranty Agreement, to the non-exclusive personal jurisdiction of the courts of the State of Texas and of any federal court located in the State of Texas is valid. In this regard we call to your attention that such consents to non-exclusive jurisdiction are not effective to (1) confer subject matter jurisdiction that

To the Banks and the Agent
November ___, 1994
Page 4



does not otherwise exist in such court or (2) establish diversity jurisdiction that does not otherwise exist in an action brought in federal court.

              7. Neither the execution, delivery and performance by any Obligor of the Financing Documents to which it is a party, nor the use of the proceeds of the Loans in accordance with Section 5.09 of the Credit Agreement, will violate the provisions of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System.

              The opinions set forth above are subject to the following additional assumptions, limitations and qualifications:

              a. Our opinions with respect to the enforceability of the Financing Documents are subject to the qualification that such enforceability may be (i) limited by applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or similar laws affecting the rights of creditors generally, (ii) subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity), including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and (iii) limited by the power of a court to award damages in lieu of equitable remedies (including specific performance or injunctive relief) or otherwise to refuse to grant a particular remedy sought by the parties to the Financing Documents.

              b. We express no opinion herein as to (1) the right of any Bank to set-off against funds held in any special account maintained by the Company with such Bank or which are otherwise subject to special agreement between the Company and such Bank; (2) whether the provisions of the Credit Agreement which permit the Agent, the Co-Agents or any Bank to take action or make determinations may be subject to a requirement that such action be taken or such determination be made in good faith; (3) whether the holder of a Note may, under certain circumstances, be called upon to prove the outstanding principal amount of the loans evidenced thereby; (4) the effect of the law of any jurisdiction (other than Texas) wherein any Bank may be located which limits rates of interest which may be charged or collected by such Bank; and
(5) the enforceability of any provision in the Financing Documents that purports to (i) require indemnification for the negligence or wilful misconduct of the indemnitee or to otherwise require any Obligor to provide indemnification to the extent the same may be in conflict with public policy,
(ii) limit the effect of any delay or omission of enforcement of rights or remedies or any course of performance or course of dealing between the parties,
(iii) create an agreement to agree, (iv) fix evidentiary standards or venue of any proceeding, (v) waive rights to a trial by jury, or (vi) waive rights to notices, legal defenses or other benefits that cannot, as a matter of law, be effectively waived.

              c. Whenever this opinion states the existence or absence of any fact to the best of our knowledge, such statement is intended to convey that, during the course of our

To the Banks and the Agent
November ___, 1994
Page 5



representation of the Obligors with respect to matters addressed herein, no information has come to our attention which has given us actual knowledge of facts contrary to the statements so expressed herein.

              d. In rendering our opinions in paragraph 1 we have relied upon the description of the properties, assets and businesses of the Obligors set forth in the Report on Form 10-K for the year ended December 31, 1993, filed by the Company with the Securities and Exchange Commission, as supplemented by Reports on Form 10-Q for the quarters ended March 31, 1994 and June 30, 1994, filed by the Company with the Securities and Exchange Commission.

              e. In rendering the opinions in paragraphs 2 and 5, we have assumed that (i) there are no fees, points, premiums or other sums contracted for, charged to or paid or to be paid by the Company to the Banks on account of the transactions described in the Credit Agreement other than those described in the Credit Agreement and those described in the letters dated May 13, 1994 from the Agent to us and (ii) the parties to the Financing Documents will comply strictly with the precise terms of the Financing Documents, including, without limitation, the usury savings clauses set forth therein with respect to any consideration contemplated by Financing Documents that will constitute interest under Texas law.

              f. In rendering our opinions in paragraph 7 we have assumed that the representations of the Company and the Banks set forth in Sections
4.12 and 9.07, respectively, of the Credit Agreement will be true and correct at all times.

              g. The foregoing opinions are rendered only with respect to the constitutions, laws, rules and regulations which are currently in effect and applicable court rulings and orders which have been published and are
generally available.   In addition, the foregoing opinions are rendered only as
of the date hereof, and we disclaim any obligation to advise you of changes thereafter.

              h. Insofar as our opinion relates to the laws of The Commonwealth of The Bahamas and The Republic of Indonesia it is, with your permission and without independent investigation, and subject to the other qualifications set forth in this paragraph h, given solely in reliance upon and limited in scope to the opinions of Graham, Thompson & Co. and Mochtar, Karuwin & Komar, respectively, dated May 13, 1994 (the "May 1994 Opinions") addressed to each of you as "Banks" under the Existing Credit Agreement, copies of which May 1994 Opinions have been furnished to each of you, and our opinion incorporates by reference all qualifications, exceptions and limitations set forth therein. As you know, neither Graham, Thompson & Co. nor Mochtar, Karuwin & Komar have reviewed the Credit Agreement Amendment, the Guaranty Amendment or the Notes, nor have they updated their respective opinions since May 13, 1994. We have assumed, with your permission and without independent

To the Banks and the Agent
November ___, 1994
Page 6



investigation, that the May 1994 Opinions are true and correct as of the date hereof as if such opinions were published on the date hereof and the Credit Agreement Amendment, the Guaranty Amendment and the Notes were included in the "Financing Documents" referred to therein.

              This opinion is limited in all respects to the laws of the State of Texas, the General Corporation Law of Delaware and federal law of the United States of America, and, to the limited extent described in paragraph h above, the laws of The Commonwealth of The Bahamas and The Republic of Indonesia.

              This opinion is for the benefit of and may be relied upon by the Banks, the Agent, the Co-Agents, their respective successors and assigns, their respective counsel and Participants in connection with the transactions contemplated by the Credit Agreement, the Credit Agreement Amendment, the Subsidiary Guaranty Agreement and the Guaranty Amendment and may be relied upon by Newton W. Wilson, III, General Counsel of the Company, in rendering his opinion to the Banks in connection with such transactions. Otherwise, this opinion may not be used, published, circulated or relied upon by any other Person for any purpose without our prior written consent.


                                      Very truly yours,



                                      ANDREWS & KURTH L.L.P.

                                   SCHEDULE I

I.     UNION TEXAS PETROLEUM HOLDINGS, INC. ("UTPH")

       A. Indenture dated as of November 15, 1992 between UTPH, the guarantors named therein, and State Street Bank and Trust Company, as trustee, relating to the $100,000,000 8.25% Senior Notes due November 15, 1999 issued by UTPH.

       B. $200,000,000 Credit Agreement dated as of May 13, 1994 among UTPH, the Banks and Co-Agents listed on the signature pages thereof and NationsBank of Texas, N.A., as Agent.

       C. $100,000,000 Credit Agreement dated as of September 27, 1994 among UTPH, the Banks and Co-Agents listed on the signature pages thereof and NationsBank of Texas, N.A., as Agent.

II.    UNION TEXAS PAKISTAN, INC. ("UT PAKISTAN")

       A. Finance Agreement dated as of December 20, 1988 between UT Pakistan and Overseas Private Investment Corporation ("OPIC").

       B. Issuing and Paying Agency Agreement dated as of December 20, 1988 among Morgan Guaranty Trust Company of New York, as issuing and paying agent, OPIC, and UT Pakistan, relating to the Promissory Note dated December 20, 1988 issued by UT Pakistan to Liberty U.S. Government Money Market Trust in the original principal amount of US$21,250,000.

       C. Guaranty Agreement dated as of December 20, 1988 between UTPH and OPIC.

       D. Deed of Floating Charge dated December 20, 1988 by UT Pakistan in favor of OPIC.

III.   UNISTAR, INC. ("UNISTAR") AND UNIMAR COMPANY ("UNIMAR")

       A. Amended and Restated Agreement of General Partnership of Unimar entered into as of September 11, 1990.

       B. Indenture dated as of September 25, 1984 between Unimar and Irving Trust Company, as trustee, relating to 14,077,747 Indonesian Participating Units, as supplemented by the First Supplemental Indenture dated as of October 31, 1986 between such parties.

       C. Shareholders Agreement dated as of September 11, 1990 among UTPH, Unistar, Ultramar America Limited, Ultramar Indonesia Limited and Ultrastar, Inc.

       D. Second Shareholders Agreement dated as of August 26, 1993 among UTPH, Unistar, LASMO America Limited, LASMO Sanga Sanga Limited and LASMO (USTAR) Inc. (formerly Ultrastar, Inc.)

IV.    UNION TEXAS EAST KALIMANTAN LIMITED ("UTEK")

       A.     Production Sharing Contract and related Agreements.

       1. Amended and Restated Production Sharing Contract dated April 23, 1990, but effective as of August 8, 1968 among Perusahaan Pertambangan Minyak Dan Gas Bumi Negara ("Pertamina"), and Roy M. Huffington, Inc., Virginia Indonesia Company, Virginia International Company, Ultramar Indonesia Limited, Union Texas East Kalimantan Limited, Universe Gas & Oil Company, Inc. and Huffington Corporation (all such parties and their predecessors and successors in interest are herein collectively referred to as the "IJV Contractors"), and Production Sharing Contract dated April 23, 1990, but effective as of August 8, 1998 among Pertamina and the IJV Contractors.

       2. Joint Venture Agreement effective as of August 8, 1968 by and between Roy M. Huffington, Inc., Virginia International Company, Austral Petroleum Gas Corporation, Golden Eagle Indonesia Limited and Union Texas Far East Corporation, as amended by a Settlement Agreement dated as of January 16, 1976 among these parties and Universe Tankships, Inc., an Agreement dated as of October 1, 1979 among Roy M. Huffington, Inc., Virginia International Company, Austral Petroleum Gas Corporation, Golden Eagle Indonesia Limited, Universe Tankships, Inc. and Union Texas Far East Corporation and a Letter dated October 1, 1979 from Roy M. Huffington, Inc. to Virginia International Company, Austral Petroleum Gas Corporation, Golden Eagle Indonesia Limited, Universe Tankships, Inc. and Union Texas Far East Corporation.

       3. Operating Agreement dated as of August 8, 1968 between Roy M. Huffington, Inc., as operator, and Union Texas Far East Corporation, Golden Eagle Indonesia Limited, Virginia International Company and Austral Petroleum Gas Corporation, as non-operators, as amended by a letter agreement effective September 15, 1973 among these parties and an Amendment to Operating Agreement dated as of April 1, 1990 among Roy M. Huffington, Inc., Ultramar Indonesia Limited, Virginia Indonesia Company, Virginia International Company, Union Texas East Kalimantan Limited, and Universe Gas & Oil Company, Inc. and a Letter dated February 8, 1990 from the IJV Contractors to Pertamina.

       4. Amended and Restated Bontang Processing Agreement dated as of February 9, 1988 among Pertamina, the IJV Contractors, Total Indonesie, Indonesia Petroleum, Ltd., Unocal Indonesia, Ltd., and P. T. Badak.

       B.     Supply Agreements.

       1. Amended and Restated Supply Agreement (In support of the Amended and Restated 1973 LNG Sales Contract) dated September 22, 1993, but effective as of December 3, 1973, between Pertamina and the IJV Contractors.

       2. Supply Agreement for Badak LNG Expansion Project dated as of April 14, 1981 among Pertamina and the IJV Contractors, as supplemented by the Memorandum of Understanding dated as of April 14, 1981 among Pertamina, the IJV Contractors, Total Indonesie, and Union Oil Company of Indonesia, and the Supplemental Memorandum dated August 24, 1983 among Pertamina and the IJV Contractors and as amended by the Memorandum dated December 1, 1988 among Pertamina and the IJV Contractors.

       3. Badak III LNG Sales Contract Supply Agreement executed October 19, 1987, but effective as of March 19, 1987 among Pertamina and the IJV Contractors, as supplemented by the Supplemental Memorandum dated as of January 1, 1990 among Pertamina and the IJV Contractors.

       4. Amended and Restated Second Supply Agreement for Excess Sales (Quantities In Kind and LNG Amounts Under Amended and Restated Invoice Settlement Agreements) dated as of January 19, 1990, but effective December 1, 1988, among Pertamina and the IJV Contractors, as supplemented by the Supplemental Memorandum dated as of January 1, 1990 among Pertamina and the IJV Contractors.

       5. Badak IV LNG Sales Contract Supply Agreement dated as of August 12, 1991, but effective as of October 23, 1990, among Pertamina and the IJV Contractors, as supplemented by the Memorandum of Understanding Re: Supply Agreements and Package IV Sales dated as of August 12, 1991, but effective as of July 1, 1990, and the Supplemental Memorandum of Understanding dated as of January 31, 1994, but effective as of July 1, 1990, each among Pertamina, the IJV Contractors, Total Indonesie, Unocal Indonesia, Ltd., and Indonesia Petroleum, Ltd., and the Addendum to Badak IV LNG Sales Contract Supply Agreement dated as of January 31, 1994, but effective as of October 23, 1990 among Pertamina and the IJV Contractors.

       C.     Miscellaneous Agreements.

       1. Amended and Restated Bontang II Trustee and Paying Agent Agreement dated as of July 15, 1991 among the IJV Contractors, Pertamina, Total Indonesie, Unocal Indonesia, Ltd., and Indonesia Petroleum Ltd., and Continental Bank International ("CBI"), as trustee.

       2. Amended and Restated Debt Service Allocation Agreement dated as of February 9, 1988 among Pertamina, the IJV Contractors, Total Indonesie, Indonesia Petroleum, Ltd. and Unocal Indonesia, Ltd.

       3. Amended and Restated Badak Trustee and Paying Agent Agreement dated as of February 9, 1988 among Pertamina, the IJV Contractors, Total Indonesie, Unocal Indonesia, Ltd., Indonesia Petroleum, Ltd., and CBI, as trustee ("Bontang I Trustee").

       D.     Bontang Capital Project Financing Tier III-2.

       1. Producers Agreement No. 2 dated as of June 9, 1987 among the IJV Contractors, the lenders named therein, and The Industrial Bank of Japan Trust Company ("IBJ Trust"), as agent for such lenders, as amended by the Amendment No. 1 to Producers Agreement No. 2 dated as of February 9, 1988 and Amendment No. 2 to Producers Agreement No. 2 dated as of May 31, 1988, each among the IJV Contractors, the lenders named therein, and IBJ Trust, as agent for such lenders.

       2. Bontang Capital Projects Loan Agreement No. 2 dated as of June 9, 1987 among the Bontang I Trustee, the lenders named therein, and IBJ Trust, as agent for such lenders, as amended by the Amendment No. 1 to Bontang Capital Projects Loan Agreement No. 2 dated as of February 9, 1988 among the
Bontang I Trustee, the lenders named therein, and IBJ Trust, as agent for such lenders.

       E.     Train E Financing.

       1. Bontang III Producers Agreement dated as of February 9, 1988 among Pertamina, the IJV Contractors, Total Indonesie, Indonesia Petroleum, Ltd., and Unocal Indonesia, Ltd. in favor of Train E Finance Co., Ltd., as Tranche A Lender, the banks named therein as Tranche B Lenders and IBJ Trust as Agent for such Tranche B Lenders, as amended by Amendment No. 1 dated as of May 31, 1988 among Pertamina, the IJV Contractors, Total Indonesie, Indonesia Petroleum, Ltd., and Unocal Indonesia, Ltd. in favor of Train E Finance Co., Ltd., as Tranche A Lender, the banks named therein as Tranche B Lenders and IBJ Trust as Agent for such Tranche B Lenders.

       2. Bontang III Trustee and Paying Agent Agreement dated as of February 9, 1988 among Pertamina, the IJV Contractors, Total Indonesie, Indonesia Petroleum, Ltd., Unocal Indonesia, Ltd. and CBI, as trustee (the "Bontang III Trustee"), as amended by Amendment No.1 dated as of December 11, 1992 among Pertamina, the IJV Contractors, Total Indonesie, Indonesia Petroleum, Ltd., Unocal Indonesia, Ltd. and the Bontang III Trustee.

       3. Amended and Restated Bontang Excess Sales Trustee and Paying Agent Agreement dated as of February 9, 1988 among Pertamina, the IJV Contractors, Total Indonesie, Indonesia Petroleum, Ltd., Unocal Indonesia, Ltd. and CBI, as trustee.

       4. Bontang III Loan Agreement dated as of February 9, 1988 among the Bontang III Trustee, Train E Finance Co., Ltd., as Tranche A Lender, the banks named therein as Lead Managers and Tranche B Lenders and IBJ Trust as Agent for such Tranche B Lenders.

       F.     LPG Financing.

       1. Amended and Restated Bontang LPG Trustee and Paying Agent Agreement dated as of December 31, 1991 among Pertamina, the IJV Contractors, Total Indonesie, Indonesia Petroleum, Ltd., Unocal Indonesia, Ltd. and CBI, as trustee.

       2. Advance Payment Agreement dated as of February 18, 1987 between Pertamina and Arun Bontang Project Finance Co., Ltd.

       G.     Train F Financing.

       1. Bontang IV Producers Agreement dated as of August 26, 1991 among Pertamina, the IJV Contractors, Total Indonesie, Indonesia Petroleum, Ltd., and Unocal Indonesia, Ltd. in favor of the lenders named therein and The Chase Manhattan Bank, N.A. as agent for such lenders.

       2. Bontang IV Trustee and Paying Agent Agreement dated as of August 26, 1991 among Pertamina, the IJV Contractors, Total Indonesie, Indonesia Petroleum, Ltd., Unocal Indonesia, Ltd. and CBI, as trustee (the "Bontang IV Trustee").

       3. Bontang IV Loan Agreement dated as of August 26, 1991 among the Bontang IV Trustee, the lenders named therein and The Chase Manhattan Bank, N.A. as agent for such lenders.

                                                                       EXHIBIT H

                    OPINION OF SPECIAL COUNSEL TO THE AGENT

                               November 21, 1994



To NationsBank of Texas, N.A., as Agent, and to each of the Banks referred to below

Ladies and Gentlemen:

We have acted as special counsel to NationsBank of Texas, N.A., acting for itself and as Agent ("Agent"), in connection with the preparation, execution and delivery of the First Amendment Agreement dated as of November 21, 1994 (the "Credit Amendment") among Union Texas Petroleum Holdings, Inc., a Delaware corporation (the "Company"), the Banks and Co-Agents party to the Credit Agreement (defined below) and the Agent, which Credit Amendment amends the Amended and Restated Credit Agreement dated as of May 13, 1994 (the "Credit Agreement") among the Company, the banks listed on the signature pages thereof (the "Banks"), the Agent and the Co-Agents. Capitalized terms defined in the Credit Agreement as amended by the Credit Amendment (the "Amended Credit Agreement") and not defined herein are used herein as therein defined.

In that connection, we have examined counterparts of the Credit Amendment executed by the Agent and the Company respectively and the following documents:

       (1)    The Notes delivered to the Agent on the date hereof.

       (2) The First Amendment to Amended and Restated Subsidiary Guaranty Agreement delivered to the Agent on the date hereof (the "Guaranty Amendment").

       (3)    The legal opinions delivered to the Agent pursuant to Sections
              2.4 and 2.5 of the Credit Amendment.

In our examination of the documents referred to above, we have assumed the authenticity of all such documents submitted to us as originals, the genuineness of all signatures and the conformity to the originals of all such documents submitted to us as copies. We have also assumed the accuracy of all matters set forth in the certificates delivered to the Agent in connection with the Credit Amendment or the Credit Agreement and assumed that each of Company, the Banks, the Agent and the Co-Agents has duly executed and delivered, with all necessary power and authority (corporate and otherwise), the Credit Amendment and the Credit Agreement, that the Company has duly executed and delivered, with all necessary power and authority (corporate and otherwise), the respective Notes, and that each of the Required Guarantors and the Agent has duly executed and delivered, with all necessary power and authority (corporate and otherwise), the Subsidiary Guaranty Agreement and the Guaranty Amendment. We have also assumed that no Bank has requested multiple Notes pursuant to Section 2.05(b) of the Amended Credit Agreement.

Based upon the foregoing examination of documents and assumptions and upon such other investigation as we have deemed necessary, we are of the opinion that the documents referred to in items (1), (2) and (3) above are substantially responsive to the requirements of the Credit Amendment.

To the Banks and the Agent
 Referred to Below
c/o NationsBank of Texas, N.A. as Agent
November 21, 1994
Page 2


This opinion is delivered to you only in connection with the transactions contemplated by the Credit Amendment, the Amended Credit Agreement, the Guaranty Amendment and the Subsidiary Guaranty Agreement and may not be quoted, circulated or published, in whole or in part, or furnished to any Person, other than your respective successors and assigns and Participants, without our written consent.

                                Very truly yours,



                                Bracewell & Patterson, L.L.P.

                                                                       EXHIBIT I

                      ASSIGNMENT AND ASSUMPTION AGREEMENT



              AGREEMENT dated as of ___________, 19__ among [ASSIGNOR] (the "Assignor"), [ASSIGNEE] (the "Assignee"), [UNION TEXAS PETROLEUM HOLDINGS, INC. (the "Company")] and NATIONS BANK OF TEXAS, N.A., as Agent (the "Agent").

                              W I T N E S S E T H:

              WHEREAS, this Assignment and Assumption Agreement (this "Agreement") relates to the Amended and Restated Credit Agreement dated as of May 13, 1994 among the Company, the Banks (including Assignor) and Co-Agents parties thereto and the Agent (such Credit Agreement, as amended and as may be further amended from time to time, is hereinafter referred to as the "Credit Agreement");

              WHEREAS, as provided under the Credit Agreement, the Assignor has a $______________ Commitment;

              WHEREAS, Committed Loans made by the Assignor under the Credit Agreement in the aggregate principal amount of [$_____________] [and] [_____________ pounds sterling] are outstanding at the date hereof; and

              WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement in respect of a portion of its Commitment thereunder in an amount equal to $__________ (the "Assigned Amount"), together with a corresponding portion of its outstanding Committed Loans, and the Assignee proposes to accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms;

              NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

              SECTION 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

              SECTION 2. Assignment. The Assignor hereby assigns and sells to the Assignee all of the rights of the Assignor under the Credit Agreement to the extent of the Assigned Amount, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Credit Agreement to the extent of the Assigned Amount, including the purchase from the Assignor of the corresponding portion of the principal amount of the Committed Loans made by the Assignor outstanding at the date hereof. Upon the execution and delivery hereof by the Assignor, the Assignee[, the Company] and the Agent and the payment of the amounts specified in Section 3 required to be paid on the date hereof, (i) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a Bank under the Credit Agreement with a Commitment in an amount equal to the Assigned Amount plus the amount of the Commitment, if any, of the Assignee immediately prior to the effectiveness of this Agreement, and (ii) the Commitment of the Assignor shall, as of the date hereof, be reduced by an amount equal to the Assigned Amount, and the Assignor shall, as of the date hereof, be released from its obligations under the Credit

Agreement to the extent such obligations have been assumed by the Assignee.
The assignment provided for herein shall be without recourse to the Assignor. The Assignor hereby certifies that after giving effect to this Agreement, the Assignor will be in compliance with the last sentence of Section 9.06(c) of the Credit Agreement. [The Assignor and the Assignee hereby certify that the Assignee is [an affiliate of the Assignor/another Bank,] and accordingly, the Company's consent hereto is not required.]

              SECTION 3. Payments. As consideration for the assignment and sale contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof [in Federal or other funds immediately available in Houston an amount equal to $__________](1) [and] [in funds immediately available in London an amount equal to __________ pounds sterling](2). It is understood that commitment and/or facility fees accrued to the date hereof are for the account of the Assignor and such fees accruing from and including the date hereof are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same in the same currency to such other party. As contemplated by Section 9.06(c) of the Credit Agreement, the Assignor agrees to pay to the Agent for its account on the date hereof in Federal funds an amount equal to $2,500 as an administrative fee for processing this Agreement.

              SECTION 4. Consent. This Agreement is conditioned upon the consent of [the Company and] the Agent pursuant to Section 9.06(c) of the Credit Agreement. The execution of this Agreement by [the Company and] the Agent is evidence of this consent. Pursuant to Section 9.06(c) the Company agrees to execute and deliver a Note payable to the order of the Assignee to evidence the assignment and assumption provided for herein.

              SECTION 5. Non-Reliance on Assignor. The Assignor makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of the Company or any other Obligor, the validity and enforceability of the obligations of the Company or any other Obligor in respect of the Credit Agreement, any Note or the Subsidiary Guaranty Agreement or the accuracy of any Engineering Report. The Assignee acknowledges that it has, independently and without reliance on the Assignor, and based on such documents





__________________________________

     (1) Amount should be expressed in Dollars and should combine principal together with accrued interest and breakage compensation, if any, to be paid by the Assignee, net of any portion of any upfront fee to be paid by the
Assignor to the Assignee.   It may be preferable in an appropriate case to
specify these amounts generically or by formula rather than as a fixed sum.

     (2) Amount should be expressed in Sterling and should combine principal together with accrued interest and breakage compensation, if any, to be paid by
the Assignee.   It may be preferable in an appropriate case to specify these amounts generically  or by formula rather than as a fixed sum.

and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Company and the other Obligors, the Engineering Reports and other relevant matters.

              SECTION 6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

              SECTION 7. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

              SECTION 8. Representation and Agreement. The Assignee represents that it is either (i) a corporation, association or other entity organized under the laws of the United States or any state thereof or (ii) entitled to complete exemption from United States withholding tax imposed on or with respect to any payments, including fees, to be made to it pursuant to the Credit Agreement or the Notes. If the Assignee is not organized under the laws of the United States or any state thereof, it agrees to provide to the Company and the Agent, on or prior to the date of this Agreement, two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, certifying in either case that the Assignee is entitled to receive payments from the Company under the Credit Agreement and the Notes without deduction or withholding of any United States federal income taxes.

              IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                    [ASSIGNOR]


                                    By: ________________________________________
                                    Title:


                                    [ASSIGNEE]


                                    By: ________________________________________
                                    Title:


                                    [UNION TEXAS PETROLEUM
                                     HOLDINGS, INC.


                                    By: ________________________________________
                                    Title:]

                                    NATIONSBANK OF TEXAS, N.A.,
                                     as Agent


                                    By: ________________________________________
                                    Title: